                                                                   Exhibit 10.54


Share Sale Agreement

Dated September 26, 2004

The parties listed in Schedule 1 ("Seller")
Ingram Micro Asia Holdings Inc. ("Buyer")
Ingram Micro Inc. ("Guarantor")

Project Phoenix - Share Sale Agreement
Contents

Details                                                                       1
General terms                                                                 3
--------------------------------------------------------------------------------
1          Sale and purchase of Shares                                        3

1.1        Sale and purchase                                                  3
1.2        Free from Encumbrance                                              3
1.3        More than one seller                                               3
--------------------------------------------------------------------------------
2          Purchase Price and funds flow                                      4

2.1        Purchase Price                                                     4
2.2        Allocation of Purchase Price                                       4
2.3        Funds flow                                                         5
2.4        Remaining Debt                                                     5
--------------------------------------------------------------------------------
3          Conditions Precedent                                               5

3.1        Conditions Precedent                                               5
3.2        Reasonable endeavours                                              6
3.3        Termination of agreement                                           6
3.4        Effect of termination                                              6
3.5        Failure of GAAP condition                                          7
3.6        Non-solicitation                                                   7
3.7        Exception                                                          7
--------------------------------------------------------------------------------
4          Completion                                                         8

4.1        Time and place of Completion                                       8
4.2        Seller's obligations                                               8
4.3        Items to be delivered on Completion by Buyer                       9
4.4        Payment on Completion                                             10
4.5        Interdependent                                                    10
4.6        Title                                                             10
4.7        Records                                                           10
--------------------------------------------------------------------------------
5          Payment of Purchase Price and Escrow Amount                       10

5.1        Payments on Completion                                            10
5.2        Stocktake                                                         11
5.3        Draft Adjustment Statement                                        11
5.4        Reasonable endeavours                                             11
5.5        Contents of Adjustment Statement                                  11
5.6        Adjustment Statement Accounting Policies                          12
5.7        Audit                                                             12
5.8        Auditor's access                                                  12
5.9        Access to Auditor and papers                                      12
5.10       Auditor's costs                                                   13
5.11       Consultation on final Adjustment Statement                        13
5.12       Adjustment Amount                                                 13
5.13       Limitation on Adjustment Amount disputes                          13
5.14       Adjustment Amount disputes                                        14
5.15       Payment of Adjustment Amount                                      15

5.16       Method of payment                                                 16
5.17       Notification by Seller Representative                             16
5.18       Escrow Account                                                    16
5.19       Payments from Escrow Account                                      16
5.20       Interest on Escrow Account Balance                                17
5.21       No Buyer Claims Or Actions by the Escrow Amount Payment
           Date                                                              17
5.22       Buyer Claims or Actions by the Escrow Amount Payment
           Date                                                              17
5.23       Unagreed Claims notice                                            19
5.24       Resolution of Claims                                              19
5.25       Interest accruing to Buyer                                        19
5.26       Sole recourse for General Claims                                  19
5.27       Buyer Claims                                                      20
5.28       Seller Representative - dealing with Purchase Price on behalf
           of Sellers                                                        20
--------------------------------------------------------------------------------
6          Conduct of business pending Completion                            22

6.1        Conduct of business                                               22
6.2        Access and assistance                                             23
6.3        Consultation rights                                               24
6.4        Management accounts and other documents                           24
6.5        Damages sole remedy                                               24
--------------------------------------------------------------------------------
7          Post-Completion matters                                           24

7.1        Exclusion of directors and officers from liability                24
--------------------------------------------------------------------------------
8          Warranties and representations                                    24

8.1        Accuracy                                                          24
8.2        Separate Warranties                                               25
8.3        Matters Disclosed                                                 25
8.4        Buyer's warranties                                                25
8.5        Buyer's acknowledgment                                            26
8.6        Notification                                                      26
--------------------------------------------------------------------------------
9          Limitations of Liability                                          26

9.1        Time limit on Claims                                              26
9.2        Minimum amount of Claim                                           27
9.3        Maximum liability                                                 27
9.4        Notice of Claims                                                  27
9.5        Third party claims                                                28
9.6        Seller to consider Claims                                         28
9.7        Seller to defend Claim                                            28
9.8        Seller not liable                                                 29
9.9        Reduction in Purchase Price                                       30
9.10       Exclusion of consequential liability                              30
--------------------------------------------------------------------------------
10         Buyer's warranties                                                30

10.1       Buyer's warranties                                                30
--------------------------------------------------------------------------------
11         Default                                                           31

11.1       Failure by a party to Complete                                    31
11.2       Specific performance or termination                               31
11.3       Termination of agreement                                          31

--------------------------------------------------------------------------------
12          Confidential Information                                         31

12.1        Confidential Information                                         31
12.2        Disclosure of Confidential Information                           31
12.3        Use of Confidential Information                                  32
12.4        Excluded Information                                             32
12.5        Delivery of materials                                            32
12.6        Use and disclosure of Business related Confidential
            Information by Buyer from Completion                             32
12.7        Disclosure to other potential buyers                             32
12.8        Disclosure of this agreement                                     32
12.9        Disclosure prior to the date of this agreement                   33
12.10       Enforcement by the Company                                       33
12.11       Privacy                                                          33
12.12       Application of privacy clause                                    33
12.13       Use of Personal Information by Seller after Completion           34
12.14       Use of Business Information by Seller after Completion           34
12.15       Survival of termination                                          34
--------------------------------------------------------------------------------
13          Guarantee and Indemnity                                          34

13.1        Consideration                                                    34
13.2        Guarantee                                                        34
13.3        Indemnity                                                        35
13.4        Extent of guarantee and indemnity                                35
13.5        No merger                                                        35
13.6        Rights of the Seller are protected                               35
13.7        Guarantor's rights are suspended                                 36
13.8        Reinstatement of rights                                          36
13.9        Costs                                                            36
--------------------------------------------------------------------------------
14          Seller as trustee                                                37

14.1        Application                                                      37
14.2        Trustee acknowledgment                                           37
14.3        Trustee representations and warranties                           37
14.4        Limited capacity                                                 37
--------------------------------------------------------------------------------
15          Announcements                                                    38

15.1        Public announcements                                             38
15.2        Public announcements required by law                             38
--------------------------------------------------------------------------------
16          Costs                                                            38
--------------------------------------------------------------------------------
17          Notices                                                          38

17.1        Form                                                             38
17.2        Delivery                                                         39
17.3        When effective                                                   40
17.4        Receipt - post                                                   40
17.5        Receipt - fax                                                    40
17.6        Receipt - general                                                40
--------------------------------------------------------------------------------
18          Representatives                                                  40

18.1        Appointment of Management Seller Representative                  40
18.2        Reliance by Buyer on Management Seller Representative            40
18.3        Authority of Management Seller Representative                    40

18.4        Reliance by Buyer on Seller Representative                       40
--------------------------------------------------------------------------------
19          Assignment                                                       41

19.1        No assignment                                                    41
--------------------------------------------------------------------------------
20          Miscellaneous                                                    41

20.1        Discretion in exercising rights                                  41
20.2        Partial exercising of rights                                     41
20.3        No liability for Loss                                            41
20.4        Approvals and consents                                           42
20.5        Conflict of interest                                             42
20.6        Remedies cumulative                                              42
20.7        Rights and obligations are unaffected                            42
20.8        Variation and waiver                                             42
20.9        No merger                                                        42
20.10       Indemnities                                                      42
20.11       Further steps                                                    42
20.12       Time of the essence                                              43
20.13       Entire agreement                                                 43
20.14       Construction                                                     43
20.15       Severability                                                     43
20.16       SEC Compliance                                                   43
--------------------------------------------------------------------------------
21          Non-compete                                                      43

21.1        Non-competition or interference                                  43
21.2        No Share Entitlements                                            44
21.3        Exceptions to non-competition                                    44
21.4        Severance                                                        45
21.5        Independent legal advice                                         45
21.6        Damages not an adequate remedy                                   45
21.7        CVC Asia Pacific Limited                                         45
--------------------------------------------------------------------------------
22          Governing law, jurisdiction and service of process               46

22.1        Governing law                                                    46
22.2        Jurisdiction                                                     46
22.3        Serving documents                                                46
--------------------------------------------------------------------------------
23          Counterparts                                                     46
--------------------------------------------------------------------------------
24          Supervening legislation                                          46
--------------------------------------------------------------------------------
25          Interpretation                                                   47

25.1        Definitions                                                      47
25.2        References to certain general terms                              59
25.3        Headings                                                         61

Schedule 1 - Seller details                                                  62

Schedule 2 - Shares                                                          65

Schedule 3 - Form of officer release                                         69

Schedule 4 - Company and Subsidiaries                                        81

Schedule 5 - Warranties                                                      91

Schedule 6 - Adjustment Statement                                           100

Schedule 7 - Adjustment Statement Accounting Policies                       102

Schedule 8 - Auditor's scope of work                                        104

Schedule 9 - Public Register Information                                    110

Signing page                                                                114

Annexure A - [omitted]

Annexure B - [omitted]

Annexure C - [omitted]

Annexure D - [omitted]

Letter

Project Phoenix - Share Sale Agreement

Details

Interpretation - Definitions are at the end of the General terms

--------------------------------------------------------------------------------
Parties          Seller, Buyer and Guarantor
--------------------------------------------------------------------------------
Seller           Name                 The persons listed in Schedule 1 ("Seller
                                      details")
                 Address              See Schedule 1
                 Fax                  See Schedule 1
                 Attention            See Schedule 1
--------------------------------------------------------------------------------
Buyer            Name                 Ingram Micro Asia Holdings Inc.
                 Incorporated in      A corporation incorporated under the laws
                                      of the State of California, USA
                 Address              1600E. St Andrew Place, P. O. Box 25125,
                                      Santa Ana, CA 92799-5125, USA
                 Fax                  +1 714 566 9370
                 Attention            General Counsel
--------------------------------------------------------------------------------
Guarantor        Name                 Ingram Micro Inc.
                 Incorporated in      Delaware
                 Address              1600E. St Andrew Place, P. O. Box 25125,
                                      Santa Ana, CA 92799-5125, USA
                 Fax                  +1 714 566 9370
                 Attention            General Counsel
--------------------------------------------------------------------------------

Recitals         A        Techpac Holdings Limited is a company
                          incorporated in Bermuda and has its
                          registered office at Clarendon House, 2
                          Church Street, Hamilton HM11, Bermuda
                          ("Company").

                 B        The Seller is the registered holder and
                          beneficial owner of the number and class of Shares in the capital of the Company as set out in Schedule 2.

                 C The Seller has agreed to sell, and the Buyer has agreed to buy, the Shares on the terms of this agreement.

                 D The Guarantor has agreed to guarantee the obligations of the Buyer and acknowledges incurring obligations and giving rights under this agreement for valuable consideration received from the Seller.

--------------------------------------------------------------------------------
Governing law    New South Wales, Australia
--------------------------------------------------------------------------------
Date of          See Signing page
agreement

Project Phoenix - Share Sale Agreement

General terms

--------------------------------------------------------------------------------
1           Sale and purchase of Shares

1.1         Sale and purchase

            The Seller agrees to sell the Shares to the Buyer and the Buyer agrees to buy the Shares from the Seller, on the terms and conditions of this agreement.


1.2         Free from Encumbrance

            The Shares must be transferred free from any Encumbrance and with all rights, including dividend rights, attached or accruing to them whether before or after Completion.

1.3         More than one seller

            (a) (references to "Seller" and "Shares") References to the "Seller"
                means each of those persons and references to "Shares" means, in relation to each person, the Shares in the Company described opposite that person's name in Schedule 2.

            (b) (simultaneous completion) The Buyer is not obliged to Complete unless each Seller Completes simultaneously.

            (c) (waiver of pre-emption rights) Each Seller waives in favour of the Buyer any pre-emption or other rights which it has now or might otherwise have in respect of any of the Shares held by each other Seller.

            (d) (Liability) Subject to clause 9.3 ("Maximum Liability") and clause 1.3(e), the Liability of each Seller under this agreement is several (and not joint) in their Respective Proportions (other than in respect of a breach of a Personal Warranty) and no Seller is liable for and subject to paragraph (e), neither the Buyer nor the Guarantor may make a claim against a Seller in connection with this agreement or the transactions contemplated by it in excess of the relevant Seller's Respective Proportion of that Liability.

            (e) (Personal Warranties) Each Seller is liable for any breach of a
                Personal Warranty given by that Seller. To avoid doubt, and without prejudice to clause 9.3, each Seller's Liability in respect of its Personal Warranties is limited to that Seller's Respective Proportion of the Purchase Price. No Seller is liable for and neither the Buyer nor the Guarantor may make a claim against a Seller for breach of a Personal Warranty given by any other Seller.

            (f) (payments) Other than as provided for in this agreement, any payment to be made by the Buyer to the Seller must be paid to the Seller Representative which payment will constitute the full and proper discharge of any and all obligations of the Buyer to make such payment to a Seller.

            (g) (payments by Seller) Where the Seller has an obligation to pay an amount, each Seller's obligation is to pay that Seller's Respective Proportion of that amount.

--------------------------------------------------------------------------------
2           Purchase Price and funds flow

2.1         Purchase Price

            The aggregate price payable for the Shares is the sum of:

            (a) an amount equal to the Goodwill Amount; and

            (b) an amount equal to the Net Tangible Assets at Adjustment
                Statement Date; and

            (c) an amount equal to the Notional Interest Amount.

2.2         Allocation of Purchase Price

            The Purchase Price is to be paid and allocated subject to clause 5 in the following manner:

            (a) first, toward the price payable for each Preference Share which is the sum of:

                (i) $1; and

               (ii) the aggregate amount of accrued but unpaid dividend on that
                    Preference Share as at the Completion Date.

            (b) second, in the case of Sellers who are entitled to the benefit of "subordinated shareholder loans" (as referred to in Schedule
                7), the aggregate amount of those "subordinated shareholder loans" to those Sellers in proportion to their entitlement; and

            (c) third, toward the aggregate price payable for the Ordinary
                Shares ("Ordinary Shares Purchase Price"), which is the Purchase Price less the aggregate price payable for all of the Preference Shares calculated under clause 2.2(a) and less the amount payable under clause 2.2(b). The price payable for each Ordinary Share is an amount equal to the Ordinary Shares Purchase Price divided by the total number of Ordinary Shares.

            The Sellers acknowledge in favour of the Seller Representative that their entitlement as against the Seller Representative to payment on account of the Ordinary Share Purchase Price is reduced subject to and as required by clause 5.1(b) and clause 5.18 ("Escrow Account") and clause 5.28(a) ("Net Tangible Asset adjustment - retention") and 5.28(c) ("Transaction Costs").

2.3         Funds flow

            (a) The purpose of this clause is to explain the funds which the
                Buyer will be required to provide pursuant to the terms of this agreement for the acquisition of the Shares.

            (b) The total funds required are:

                (i) an amount equal to the Purchase Price; and

               (ii) an amount equal to the Mezzanine Debt Amount.

            (c) At Completion:

                (i) the Buyer will pay the Estimated Purchase Price and the
                    Notional Interest Amount to the Seller in the manner required by clause 5.1 ("Payments on Completion"); and

               (ii) the Mezzanine Debt Amount will be settled in the manner required by clause 5.1 ("Payments on Completion").

            (d) The Purchase Price will be determined upon agreement or determination of the Adjustment Statement as contemplated in clause 5 ("Payment of Purchase Price and Escrow Amount").

2.4         Remaining Debt

            To avoid doubt, from Completion, the relevant Group Companies (and indirectly the Buyer through its acquisition of the Shares) will remain responsible for and liable to discharge the Remaining Debt.

--------------------------------------------------------------------------------
 3          Conditions Precedent

3.1         Conditions Precedent

            Completion is conditional on and only on:

            (a) (FIRB approval):

                (i) the Treasurer (or his delegate) providing written advice without conditions or on conditions acceptable to the Buyer (acting reasonably) that there are no objections under Australia's foreign investment policy to the proposed acquisition by the Buyer of the Shares; or

               (ii) following notice of the proposed acquisition of the Shares having been given by the Buyer to the Treasurer under the Foreign Acquisitions and Takeovers Act 1975 (Cwlth), the Treasurer ceases to be empowered to make any order under
                    Part II of that Act because of lapse of time;

            (b) (Mauritian FSC approval) consent without conditions or on conditions acceptable to the Buyer (acting reasonably) having been given to the proposed acquisition by the Buyer of the Shares by the Financial Services Commission of Mauritius;

            (c) (Bermuda Monetary Authority approval) consent without conditions or on conditions acceptable to the Buyer (acting reasonably) having been given to the proposed acquisition by the Buyer of the Shares by the Bermuda Monetary Authority; and

            (d) (US GAAP Financial Statements) the delivery by the Seller
                Representative to the Buyer of US GAAP Financial Statements.

3.2         Reasonable endeavours

            (a) The Buyer and the Guarantor must each use its reasonable endeavours (excluding the payment of any money or the incurring of any cost or Liability (other than filing and other fees associated with obtaining the approvals)) to obtain the fulfilment of the Conditions Precedent as soon as reasonably practicable after the date of this agreement.

            (b) The Seller must use its reasonable endeavours to assist the
                Buyer in obtaining the fulfilment of the Conditions Precedent if reasonably requested by the Buyer.

            (c) The parties must keep each other informed of any circumstances which may result in any Condition Precedent not being satisfied in accordance with its terms.

            (d) The parties must each use their reasonable endeavours
                (including, in respect of the Seller, procuring the Group provides reasonable assistance and access to papers, information, records and personnel) to facilitate the finalisation of the US GAAP Financial Statements as soon as reasonably practicable after the date of this agreement and the Seller Representative must deliver the US GAAP Accounts to the Buyer immediately upon their finalisation.

3.3         Termination of agreement

            (a) The Conditions Precedent are inserted for the benefit of the
                Buyer and the Seller.

            (b) If any of the Conditions Precedent are not fulfilled by 31
                December 2004 or any later date agreed by the Seller Representative and the Buyer and have not been waived by the Seller Representative and the Buyer then this agreement will automatically terminate without any requirement by the Seller or the Buyer to provide any notice of termination.

3.4         Effect of termination

            If this agreement is terminated under clause 3.3 ("Termination of agreement"), or clause 11.3 ("Termination of agreement") then, in addition to any other rights, powers or remedies provided by Law:

            (a) each party is released from its obligations under this agreement other than in relation to clauses 16 ("Costs") and 12 ("Confidential Information");

            (b) each party retains the rights it has against any other party in respect of any breach or Claim that has arisen before termination; and

            (c) the Buyer must return to the Seller or destroy all documents and other materials in any medium in its possession, power or control which contain any information relating to the Company and its Subsidiaries, including the Records.

3.5         Failure of GAAP condition

            (a) In addition to the Seller's rights (if any) under clause 3.4, where the condition in clause 3.1(d) is not fulfilled on 31 December 2004, the Guarantor must on that day ("due date") pay or procure payment of $8.351 million ("Termination Amount") to the Seller Representative. The Seller Representative must nominate the account into which the Termination Amount is to be paid by 29 December 2004.

            (b) If the Guarantor does not pay the Termination Amount in full by the due date, interest accrues on the Termination Amount or any unpaid portion daily (calculated on the basis of a 365 day year) at the rate of 9% per annum and compounds monthly from the due date until the date the Termination Amount together with interest thereon calculated in accordance with this clause 3.5 is paid in full.

            (c) To avoid doubt, this clause 3.5 survives termination of this agreement under clause 3.3.

3.6         Non-solicitation

            If this agreement is terminated, for a period of 12 months from the date of termination of this agreement:

            (a) the Buyer will procure that neither it nor any other entity
                Controlled by the Guarantor of it directly or indirectly solicits without the Seller Representative's consent the employment of, or the engagement for the provision of services of, any person currently employed by a Group Company in a senior management position in the Group as a whole; and

            (b) each Seller will procure (insofar as it is able) that neither it nor any Group Company directly or indirectly solicits without the Buyer's consent the employment of, or the engagement for the provision of services of, any person currently employed by the Buyer or any entity Controlled by the Guarantor in a senior management position in the group comprising the Guarantor and the entities it Controls.

3.7         Exception

            The restriction in clause 3.6 ("Non-solicitation") does not apply where such an employee responds to a bona fide advertising or recruiting campaign which is targeted to a wide audience of potential applicants or initiates employment discussions themselves.

--------------------------------------------------------------------------------
4           Completion

4.1         Time and place of Completion

            Completion will take place in Bermuda at the registered office of the Company at 11:00 am on the Scheduled Completion Date (or any other time and place agreed between the Seller Representative and the Buyer).

4.2         Seller's obligations

            At Completion, the Seller must give to the Buyer:

            (a) (transfers and Share certificates) duly executed transfers in favour of the Buyer (or as it may direct) of all the Shares and the share certificates for the Shares;

            (b) (transfer documents for Subsidiary shares) duly executed transfer or other relevant documents in favour of the person(s) nominated by the Buyer to the Seller Representative not less than 5 Business Days prior to the Completion Date from those persons (other than any Group Company) holding shares in any Subsidiary;

            (c) (records and common seal) the Records and the common seal (if any) of the Company and each Subsidiary which will be deemed delivered by leaving them within the possession or control of the Company or a Subsidiary;

            (d) (resignations) written resignations of the Retiring Directors and Retiring Secretaries of the Company and each Subsidiary (except as agreed between the Buyer and the Seller Representative) each acknowledging that they have no claim whatsoever including for compensation, reimbursement or remuneration against the relevant Group Company for loss of office or acting in such office;

            (e) (directors resolution of the Company) a certified copy of a resolution of directors of the Company and/or where required, a resolution of the shareholders of the Company, resolving that:

                (i) the transfer of the Shares will be registered;

               (ii) the relevant Incoming Directors be appointed to the board of directors of the Company (subject to receiving any necessary consents to act), and the resignation of the Retiring Directors from the board be accepted, all with effect from Completion, but so that a properly constituted board of directors is in existence at all times; and

              (iii) the relevant Incoming Secretaries be appointed to the position of the company secretary of the Company and the resignation of the Retiring Secretaries be accepted, all with effect from Completion;

            (f) (directors resolution of each relevant Subsidiary) a certified copy of a resolution of directors of each relevant Subsidiary and/or where required, a resolution of the shareholder(s) of the relevant Subsidiary resolving that:

                (i) the relevant Incoming Directors be appointed to the board of directors of the relevant Subsidiary, and the resignation of the Retiring Directors from the board be accepted, all with effect from Completion, but so that a properly constituted board of directors is in existence at all times;

               (ii) the relevant Incoming Secretaries be appointed to the position of company secretary of the relevant Subsidiary and the resignation of the Retiring Secretaries be accepted, all with effect from Completion;

            (g) (release in favour of former directors and officers) a release executed by the Company and each Subsidiary (other than Tech Pacific Holdings Sarl and TP Holdings NV) in favour of each of the pre-Completion directors, officers and secretaries in the form set out in Schedule 3 ("Form of officer release") or in the form otherwise agreed in writing by the Seller Representative and the Buyer;

            (h) (Shareholder releases) a certified copy of a resolution of the shareholders of each of Tech Pacific Holdings Sarl and TP Holdings NV releasing each of the pre-Completion directors, officers and secretaries from Liabilities to Tech Pacific Holdings Sarl or TP Holdings NV (as applicable) for acts or omissions by them as directors, officers or secretaries (as applicable) other than acts or omissions arising from the wilful misconduct, gross negligence or dishonesty of that director, officer or secretary;

            (i) (shareholders agreement termination) the Shareholders Agreement
                Termination Deed duly executed by or on behalf of all parties to it;

            (j) (Escrow Deed) a counterpart of the Escrow Deed duly executed by the Seller Representative; and

            (k) (Certification of Warranties) a certificate signed by the Seller
                Representative certifying that, so far as the Seller is aware and except as disclosed in the certificate, as at Completion, the Seller is not in breach of clause 6.1 or any of the Warranties in section 4.2 of Schedule 5.

            Despite clause 20.6 the Buyer's sole remedy and each Seller's sole Liability in respect of the certificate in or any breach of clause 4.2(k) is damages limited and calculated with respect to that Seller in accordance with this agreement.

4.3         Items to be delivered on Completion by Buyer

            At Completion, the Buyer must give to the Seller Representative:

            (a) (consents) executed consents to act by the Incoming Directors and Incoming Secretaries where required in relation to the Company or a Subsidiary; and

            (b) (Escrow Deed) a counterpart of the Escrow Deed duly executed by the Buyer and the Guarantor.

4.4        Payment on Completion

            At Completion, the Buyer must comply with its obligations under clause 5.1 ("Payments on Completion").

4.5         Interdependent

            In respect of Completion:

            (a) the obligations of the parties under this clause 4
                ("Completion") (except for clause 4.2(k)) are interdependent;
                and

            (b) unless otherwise stated, all actions required to be performed by a party at Completion (except as regards clause 4.2(k)) are taken to have occurred simultaneously on the Completion Date,

            and no party will be obliged to Complete unless the other parties have complied with their obligations on Completion.

4.6         Title

            Upon Completion and following compliance by the Buyer of its obligations under clause 5.1, legal and beneficial ownership of the Shares will pass to the Buyer free of any Encumbrance and with all rights, including dividend rights, attached or accruing to them whether before or after Completion.

4.7         Records

            The Seller will use its best endeavours to update the share registers of each Group Company so they are accurate as at the Completion Date.

--------------------------------------------------------------------------------
 5          Payment of Purchase Price and Escrow Amount

5.1         Payments on Completion

            (a) On Completion, the Buyer must:

                (i) subject to clause 5.1(b), pay to the Seller (or as the
                    Seller Representative directs) an amount equal to the Estimated Purchase Price plus an amount equal to the Notional Interest Amount; and

               (ii) provide to Techpac Holdings (Australia) Pty Ltd and Tech
                    Pacific Holdings (NZ) Ltd the Mezzanine Debt Amount and, with assistance from the Seller, the Buyer must procure these Group Companies repay the Mezzanine Loan in full to the Mezzanine Lenders, in each case, where appropriate, to an account or accounts nominated by the Seller Representative (which accounts shall be nominated at least two Business Days prior to the Completion
                Date).

            (b) The Seller directs the Buyer to pay on Completion from the amount payable to it under paragraph (a)(i) above an amount equal to the Escrow Amount into the Escrow Account.

5.2             Stocktake

            (a) The Buyer and the Seller Representative must cause management of the Company to cause a physical stocktake of all trading stock to be undertaken by the Group as at the Adjustment Statement Date ("Stocktake").

            (b) Representatives of the Seller, including an auditor nominated by the Seller Representative (" Seller's Auditor"), the Buyer, the Auditor and the Buyer's auditor, PricewaterhouseCoopers, will be entitled to be present at the Stocktake to observe details recorded on the stock sheets.

            (c) The Stocktake must be undertaken in all jurisdictions in which the Group trades and carried out on or around the Adjustment Statement Date or over the immediately preceding weekend. Full stock counts must be conducted (as opposed to regular cycle counting) except that in relation to the Stocktake for that part of the Business conducted in Australia, this must be designed to utilise the benefit of the weekly cycle count procedures in place generally for that part of the Business.

5.3         Draft Adjustment Statement

            After Completion, the Buyer must procure that the Company prepares a draft Adjustment Statement in accordance with clauses 5.5 ("Contents of Adjustment Statement") and 5.6 ("Adjustment Statement Accounting Policies").

5.4         Reasonable endeavours

            The Buyer must use all reasonable endeavours to ensure the draft Adjustment Statement is delivered to the Seller Representative, the Buyer and the Auditor within 25 Business Days of the Completion Date.

5.5         Contents of Adjustment Statement

            The Adjustment Statement (including any draft) must:

            (a) be in the format set out in Schedule 6 ("Adjustment Statement");

            (b) state the Estimated Net Tangible Assets and the Net Tangible
                Assets at Adjustment Statement Date; and

            (c) accordingly, state the Adjustment Amount payable by the Seller or the Buyer (as applicable) under clause 5.15 ("Payment of Adjustment Amount").

5.6         Adjustment Statement Accounting Policies

            The Adjustment Statement (including any draft) must be prepared in accordance with the accounting policies, standards, principles, procedures and method of application of them set out in Schedule 7 ("Adjustment Statement Accounting Policies").

5.7         Audit

            (a) When the draft Adjustment Statement prepared in accordance with clause 5.5 ("Contents of Adjustment Statement") and clause 5.6 ("Adjustment Statement Accounting Policies") has been delivered to the Seller Representative, the Buyer and the Auditor, the Seller Representative and the Buyer must promptly jointly instruct the Auditor:

                (i) to perform an audit of the draft Adjustment Statement; and

               (ii) to prepare a final Adjustment Statement and an Adjustment
                    Statement Audit Report in the form set out in Schedule 8 ("Auditor's scope of work") and provide them to the Seller Representative and the Buyer within 30 Business Days of the instruction of the Auditor.

            (b) The terms of engagement of the Auditor must:

                (i) be agreed in writing by the Seller Representative and the
                    Buyer;

               (ii) incorporate the scope of work parameters in Schedule 8
                    ("Auditor's Scope of Work");

              (iii) direct the Auditor to conduct its audit in accordance with
                    Australian GAAS for audit engagements, except as expressly provided otherwise by their terms of engagement and this agreement; and

               (iv) require the Auditor to adopt the quantitative materiality limit set out in Schedule 8 ("Auditor's scope of Work") in conducting its audit.

5.8         Auditor's access

            The Buyer must procure that each Group Company provides the Auditor such access to all its employees, accounts, records and other documents and all assistance as the Auditor reasonably requires to conduct its audit and prepare its Adjustment Statement Audit Report.

5.9         Access to Auditor and papers

            The Seller Representative and the Buyer must procure that each other (and any of each other's advisers) are given reasonable access to:

            (a) the accounting records, documents and work papers as are in each other's or the Company's or any other Group Company's possession or control and relate to the preparation of the draft and the final Adjustment Statement;

            (b) the Auditor's working papers (subject to any "hold harmless" or other reasonable requirements of the Auditor being satisfied) relating to the preparation of the final Adjustment Statement and the Adjustment Statement Audit Report; and

            (c) the Auditor to discuss the conduct of the audit and the procedures conducted.

5.10        Auditor's costs

            The Seller and the Buyer must each bear 50% of the Auditor's costs of its engagement in relation to the Adjustment Statement and the Adjustment Statement Audit Report.

5.11        Consultation on final Adjustment Statement

            The Seller Representative and the Buyer must consult with each other and use all reasonable endeavours to agree the Adjustment Amount within 20 Business Days of delivery of the final Adjustment Statement and Adjustment Statement Audit Report by the Auditor to the Seller Representative and the Buyer.

5.12        Adjustment Amount

            The Adjustment Amount which is final and binding on the parties is:

            (a) the amount agreed by the Seller Representative and the Buyer under clause 5.11 ("Consultation on final Adjustment Statement"); or

            (b) failing such agreement and if neither the Seller Representative nor the Buyer give an Adjustment Statement Dispute Notice complying with clause 5.14 ("Adjustment Amount disputes"), the amount for the Adjustment Amount set out in the final Adjustment Statement resulting from the audit under clause 5.7 ("Audit"); or

            (c) if the Seller Representative or the Buyer gives an Adjustment
                Statement Dispute Notice complying with clause 5.14 ("Adjustment Amount disputes"), the amount agreed or finally determined as the Adjustment Amount under the procedures set out in that clause.

5.13        Limitation on Adjustment Amount disputes

            (a) The parties may not dispute the final Adjustment Statement nor the Adjustment Amount set out in it unless:

                (i) it has been audited under clause 5.7 ("Audit");

               (ii) the aggregate amount of the Adjustment Amount disputed exceeds $5,000,000; and

              (iii) for each individual line item in the final Adjustment
                    Statement disputed, the amount disputed for that individual line item exceeds $1,000,000.

            (b) No party may dispute any agreement or determination made under this agreement of any item in connection with the Adjustment Statement and the Adjustment Amount.

5.14        Adjustment Amount disputes

            (a) If the Adjustment Amount is not agreed under clause 5.11
                ("Consultation on final Adjustment Statement"), the Seller Representative and/or the Buyer may give notice to the other ("Adjustment Statement Dispute Notice"):

                (i) stating (and the Seller Representative or the Buyer (as applicable) must act reasonably in so stating) that it disputes one or more items in the final Adjustment Statement (as audited) and accordingly, it disputes the Adjustment Amount set out in it;

               (ii) specifying the particular items it disputes; and

              (iii) stating its opinion of the correct amounts for those disputed items and the Adjustment Amount and providing reasonable detail to substantiate its calculations and why it disputes the relevant amounts in the final Adjustment Statement.

                Any Adjustment Statement Dispute Notice must be given within 10 Business Days of expiry of the Adjustment Statement Consultation Period and only one may be given by each of the Seller Representative and the Buyer which cannot be revoked without the other's written consent.

            (b) If the Seller Representative and the Buyer cannot agree on all
                (or part of) the disputed items referred to in any Adjustment Statement Dispute Notice within 10 Business Days of its service, then either of them (" Notifying Party") may within a further 14 days give notice to the other requiring the disagreement to be determined by an Independent Expert.

            (c) The Independent Expert will be the person appointed as expert jointly by the Seller Representative and the Buyer or if they do not agree on the person to be appointed within 5 Business Days of the date on which notice under paragraph (a) was given, the accountant appointed by the President of the Australian Institute of Chartered Accountants of New South Wales at the request of either the Seller Representative or the Buyer ("Independent Expert").

            (d) Once appointed, the Independent Expert must be instructed by the
                Notifying Party to make a decision on the disagreement as soon as practical after receiving any submissions from the Seller Representative and the Buyer and in any event within 15 Business Days of his being instructed. Those submissions must be made in writing within 10 days (or such other time as may be agreed in writing between the Seller Representative and the Buyer) after the Independent Expert is instructed. A copy must be made available to each of the Seller Representative and the Buyer.

            (e) The decision of the Independent Expert is, in the absence of manifest error, conclusive and binding on the parties for the purposes of determining the amount of the relevant item (or part of it) for the purposes of the Adjustment Statement and the Adjustment Amount payable under this agreement.

            (f) The Independent Expert's costs and expenses in connection with the reference must be paid by the Seller if the Seller Representative refers the disagreement to the Independent Expert and by the Buyer if the Buyer refers the disagreement to the Independent Expert.

            (g) The Independent Expert must be appointed as an expert and not as an arbitrator. The procedures for determination are to be decided by the Independent Expert in its discretion.

5.15        Payment of Adjustment Amount

            (a) The Adjustment Amount must be paid:

                (i) by the Buyer to the Seller if the Net Tangible Assets at
                    Adjustment Statement Date exceeds the Estimated Net Tangible Assets; or

               (ii) by the Seller to the Buyer if the Net Tangible Assets at
                    Adjustment Statement Date is less than the Estimated Net Tangible Assets.

            (b) The Adjustment Amount must be paid:

                (i) within 5 Business Days of its agreement under clause 5.12(a)
                    ("Adjustment Amount");

               (ii) subject to paragraph (c) and if clause 5.12(a) ("Adjustment
                    Amount") does not apply, within 5 Business Days of the expiry of the period to give an Adjustment Statement Dispute Notice under clause 5.14 ("Adjustment Amount disputes"); or

              (iii) subject to paragraph (c), within 5 Business Days of its agreement or determination under clause 5.14 ("Adjustment Amount disputes").

            (c) If any Adjustment Statement Dispute Notice is given, the amount to be paid under clause 5.15(b)(ii) ("Payment of Adjustment Amount") must be calculated as the Adjustment Amount shown in the final Adjustment Statement, exclusive of amounts attributable to any validly disputed individual line item (or part of it).

            (d) The Buyer must pay to the Seller or the Seller must pay to the
                Buyer (as applicable) within 5 Business Days of the agreement and/or determination of all disputed items set out in any Adjustment

                Statement Dispute Notice under clause 5.14 ("Adjustment Amount disputes") an amount, which after taking into account any payment made complying with clause 5.15(c) ("Payment of Adjustment Amount"), equals the Adjustment Amount.

            (e) The payment of the Adjustment Amount is an adjustment to the
                Purchase Price.

5.16        Method of payment

            Each payment referred to in this clause 5 ("Payment of Purchase Price and Escrow Amount") must be made by direct debit of immediately available funds or such other method agreed by the Seller Representative and the Buyer.

5.17        Notification by Seller Representative

            Not less than two Business Days before the Completion Date, the Seller Representative must notify the Buyer of the Mezzanine Debt Amount.

 5.18       Escrow Account

            (a) The parties must procure that the Escrow Account is established on or prior to Completion with a nominated representative of the Seller Representative and a nominated representative of the Buyer as joint signatories for the purposes of giving directions to the Agent in relation to the Escrow Account and procuring that the Agent executes the Escrow Deed on or prior to Completion. Each of the Seller Representative and the Buyer may change its nominated representative from time to time by written notice to the other and the Agent.

            (b) The Seller Representative and the Buyer must cause their respective nominated representatives for the purposes of the Escrow Account to give directions to the Agent for the release of funds from the Escrow Account promptly in accordance with, or as required by, this agreement.

            (c) The Seller Representative and the Buyer must in good faith negotiate and agree an escrow deed with the Agent that gives effect to clauses 5.18 to 5.27 and provides for appropriate indemnification for the Agent and for the form of notice (and authentication) upon which the Agent may rely in acting at the direction of the Seller Representative and the Buyer under clauses 5.18 to 5.27. Failing agreement, the Seller Representative and the Buyer agree that they will adopt a form that gives effect to clauses 5.18 to 5.27 determined by an independent Bermudan law firm whose costs shall be borne as to 50% each by the Seller and the Buyer.

5.19        Payments from Escrow Account

            No amount may be withdrawn from the Escrow Account except:

            (a) on the joint instructions of the nominated representatives of the Buyer and the Seller Representative to the Agent;

            (b) to make a payment to the Buyer under clause 5.24 ("Resolution of
                Claims") or otherwise to satisfy a Liability in respect of an Agreed Claim (along with any interest accruing thereon);

            (c) to remit interest accruing on the Escrow Account Balance to the
                Seller Representative in accordance with clause 5.20 ("Interest on Escrow Account Balance") or the Buyer in accordance with clause 5.25 ("Interest accruing to Buyer");

            (d) to make a payment to the Seller Representative under clause 5.21
                ("No Buyer Claims Or Actions by the Escrow Amount Payment Date") or under clause 5.22 ("Buyer Claims Or Actions by the Escrow Amount Payment Date").

5.20        Interest on Escrow Account Balance

            Subject to clause 5.25 ("Interest accruing to the Buyers"), interest which accrues on the Escrow Account Balance (together with any interest accruing on amounts credited to the Escrow Account as interest) is for the benefit of the Seller. Subject to clause 5.25 ("Interest accruing to the Buyers"), the Seller Representative may require amounts credited to the Escrow Account by way of interest to be released from the Escrow Account and paid to the Seller Representative from time to time.

5.21        No Buyer Claims Or Actions by the Escrow Amount Payment Date

            (a) If the Buyer has not notified the Seller Representative of any
                Escrow Buyer Claims Or Actions by an Escrow Amount Payment Date, then on the immediately following Business Day after the relevant Escrow Amount Payment Date, the Seller Representative and the Buyer must procure that the Agent pays:

                (i) where the Escrow Amount Payment Date is the Escrow First
                    Payment Date, $10 million of the Escrow Amount together with any interest credited to the Escrow Account in respect of such amount, from the Escrow Account to the Seller Representative; and

               (ii) where the Escrow Amount Payment Date is the Escrow Second
                    Payment Date, all the Escrow Account Balance, together with any interest credited to the Escrow Account, from the Escrow Account to the Seller Representative.

5.22        Buyer Claims or Actions by the Escrow Amount Payment Date

            (a) If there is or has been any Escrow Buyer Claim Or Action by the
                Escrow First Payment Date, the Seller Representative and the Buyer must procure that the Agent pays to the Seller Representative on the immediately following Business Day after the Escrow First Payment Date:

                (i) where the sum of the aggregate amount of the Outstanding
                    Escrow Buyer Claims or Actions as at the Escrow First Payment Date plus the aggregate amount of Agreed Claims paid from the Escrow Account up to that Escrow Amount

                    Payment Date is equal to or less than $25 million: $10 million, together with any interest credited to the Escrow Account in respect of that amount; or

               (ii) where the sum of the aggregate amounts of the Outstanding
                    Escrow Buyer Claims Or Actions as at the Escrow First Payment Date plus the aggregate amount of Agreed Claims paid from the Escrow Account up to that Escrow Amount Payment Date is greater than $25 million: the difference between $35 million and that sum (if any) together with interest credited to the Escrow Account in respect of that difference (if any).

            (b) If there is or has been any Escrow Buyer Claim Or Action by the
                Escrow Second Payment Date, the Seller Representative and the Buyer must procure that the Agent pays to the Seller Representative on the immediately following Business Day after the Escrow Second Payment Date, the Escrow Account Balance together with any accrued interest credited to the Escrow Account in respect of such amount (other than interest due to the Buyer under clause 5.25) less the aggregate amount of all Outstanding Escrow Buyer Claims Or Actions as at the Escrow Second Payment Date.

            (c) If:

                (i) a Claim or Claimed Amount is included in Outstanding Escrow
                    Buyer Claims Or Actions under paragraph (a)(ii) above; and

               (ii) following the Escrow First Payment Date and before the
                    Escrow Second Payment Date, that Claim or Claimed Amount:

                    (A) becomes an Agreed Claim for an amount less than the
                        Claimed Amount; or

                    (B) is withdrawn or not pursued by the Buyer; or

                    (C) ceases to be enforceable under clause 9.1(b) or clause
                        9.1(c),

                then the Buyer and the Seller Representative must procure the Agent to pay to the Seller Representative promptly following that event an amount equal to the amount that would have been payable under paragraph (a) above had the event subsisted at that Escrow Amount Payment Date less the aggregate amount previously paid under that paragraph (a) and this paragraph (c), together with any interest accrued under clause 5.20 ("Interest on Escrow Balance") in respect of that amount.

            (d) If:

                (i) a Claim or Claimed Amount is included in Outstanding Escrow
                    Buyer Claims Or Actions under paragraph (b) above; and

               (ii) following the Escrow Second Payment Date, that Claim or
                    Claimed Amount:

                    (A) becomes an Agreed Claim for an amount less than the
                        Claimed Amount; or

                    (B) is withdrawn or not pursued by the Buyer; or

                    (C) ceases to be enforceable under clause 9.1(b) or clause
                        9.1(c),

                then the Buyer and the Seller Representative must procure the Agent to pay to the Seller Representative promptly following that event an amount equal to the amount that would have been payable under paragraph (b) above had the event subsisted at that Escrow Amount Payment Date less the aggregate amount previously paid under that paragraph (b) and this paragraph (d), together with any interest accrued under clause 5.20 ("Interest on Escrow Balance") in respect of that amount.

5.23        Unagreed Claims notice

            If at either of the Escrow Amount Payment Dates there are any Unagreed Claims, the Buyer must notify the Seller Representative in writing by the relevant Escrow Amount Payment Date in respect of each Unagreed Claim, the Buyer's estimate, in good faith and acting reasonably of the amount of such Claim ("Claimed Amount").

5.24        Resolution of Claims

            If an Escrow Buyer Claim Or Action becomes an Agreed Claim at any time, the Seller Representative and the Buyer must, on the immediately following Business Day, procure the Agent to pay to the Buyer the amount due to the Buyer in respect of the Agreed Claim ("Agreed Claim Amount") (provided that such amount may only be to the extent of the Escrow Account Balance (if any)).

5.25        Interest accruing to Buyer

            The interest which accrues on that amount of the Escrow Account Balance equal to any Agreed Claim Amount (together with any interest accruing on amounts credited to the Escrow Account as interest on that Agreed Claim Amount of the Escrow Account Balance) is for the benefit of the Buyer from the date on which the Agreed Claim Amount is payable to the Buyer under clause 5.24 ("Resolution of Claims"). The Buyer may require amounts credited to the Escrow Account by way of interest which are payable to the Buyer under this clause to be released from the Escrow Account and paid to it from time to time.

5.26        Sole recourse for General Claims

            (a) The Buyer and the Guarantor each agree that the sole recourse and remedy for the Buyer and the sole Liability of the Seller in respect of the subject matter of any General Claim is to the extent of the Escrow Account Balance (up to the amount due to the Buyer in respect of the General Claim) at the time the General Claim is payable to the Buyer.

                Where the General Claim is payable, the Seller has no Liability in respect of the subject matter of the General Claim to the extent that the amount of the General Claim is greater than the Escrow Account Balance.

            (b) The Buyer may make Escrow Buyer Claims Or Actions that are not
                General Claims provided that the Escrow Amount and the Escrow Account Balance will be reduced by payments under this clause 5 to satisfy Escrow Buyer Claims Or Actions that are not General Claims.

            (c) For the avoidance of doubt, nothing in clause 5.26(a) limits or restricts the Buyer from seeking any recourse or remedy in respect of the subject matter of any Buyer Claim Or Action that is not a General Claim that becomes an Agreed Claim from the Escrow Account Balance from time to time.

5.27        Buyer Claims

            For the avoidance of doubt, any amount paid to the Buyer (including from the Escrow Account) in respect of a breach of any of the Warranties must, notwithstanding anything else in this agreement, be deemed to be a reduction in the Purchase Price. The reduction must be applied:

            (a) first, in reducing the price payable for the Ordinary Shares
                (pro rata as between each Ordinary Share); and

            (b) thereafter, in reducing the price payable for the Preference
                Shares (pro rata as between each Preference Share).

5.28        Seller Representative - dealing with Purchase Price on behalf of
            Sellers

            (a) (Net Tangible Assets adjustment - retention)

                (i) The Seller Representative may retain from the payment to the
                    Sellers under clause 5.1(a)(i) an amount determined in its reasonable discretion of that payment ("Retention Amount"). Seller must do this on a basis that does not discriminate amongst Sellers.

               (ii) If no payment to the Buyer is required under clause
                    5.15(a)(ii), the Seller Representative must within 5 Business Days pay the Retention Amount to the Sellers in immediately available funds in their Respective Proportions.

              (iii) If a payment to the Buyer is required under clause
                    5.15(a)(ii) ("Required Payment"), the Seller Representative may apply the Retention Amount to that payment on behalf of the Sellers in accordance with clause 5.15(b).

               (iv) If the Retention Amount is greater than the Required
                    Payment, the Seller Representative must within 5 Business Days pay the excess to the Sellers in immediately available funds in their Respective Proportions.

                (v) If the Retention Amount is less than the Required Payment, the Seller Representative may apply the entire Retention Amount to that payment on behalf of the Sellers in accordance with clause 5.15 (b) and each Seller must within 2 Business Days of notice from the Seller Representative put the Seller Representative in immediately available funds to enable the Seller Representative, on behalf of that Seller, to comply with that Seller's obligations under clause 5.15(a)(ii) and (b) to pay that Seller's Respective Proportion of the amount by which the Required Payment is greater than the Retention Amount.

            (b) (Escrow)

                Where the Seller Representative receives a payment from the Escrow Account under clause 5.21 or 5.22 or otherwise, it must pay to each Seller in immediately available funds its entitlement having regard to any Agreed Claims for that Seller being met from that Seller's proportion of the Escrow Amount, within 5 Business Days of receipt of the payment from the Escrow Account.

            (c) (Transaction costs)

                (i) The Seller Representative may retain from the payment to the
                    Sellers under clause 5.1(a)(i) or any payment under clause
                    3.5 an amount of $26 million ("Estimated Transaction Costs Amount") for a reasonable period to enable payment of transaction costs and fees incurred or likely to be incurred in connection with the sale process undertaken with respect to the Group and the proposed initial public offering of Tech Pacific Limited and costs expressly for the Seller's account under this agreement ("Transaction Costs"). The Seller Representative must do this on a basis that does not discriminate amongst Sellers.

               (ii) The Seller Representative may pay Transaction Costs from the Estimated Transaction Costs Amount as they are rendered or incurred.

              (iii) If the Estimated Transaction Costs Amount exceeds
                    Transaction Costs (after all Transaction Costs have been paid), the Seller Representative must within 5 Business Days pay the excess to the Sellers in immediately available funds.

               (iv) If the Estimated Transaction Costs Amount is less than
                    Transaction Costs (after all Transaction Costs have been paid), the Seller Representative may by notice require each Seller within 5 Business Days to put the Seller Representative in immediately available funds to enable the Seller Representative to pay the remaining Transaction Costs.

--------------------------------------------------------------------------------
6           Conduct of business pending Completion

6.1         Conduct of business

            The Seller must procure that (except as disclosed in writing by the Seller Representative and agreed to in writing by the Buyer) from the date of this agreement until Completion, the Company and each
            Subsidiary:

            (a) (operation of business) will operate its business in accordance with its usual business practices;

            (b) (no Encumbrances) will not encumber any material Asset other than under its existing facilities in the ordinary course of the Business;

            (c) (no disposals) will not dispose of any material Asset or declare itself the trustee of, any material Asset;

            (d) (Material Contracts) will not enter into, or amend in a material respect, or terminate, any Material Contract, or enter into (or make any binding offer to enter into) any other obligation which is not in the ordinary course of business and complies with its obligations under each Material Contract;

            (e) (employment contracts) will not enter into any employment contract the annual remuneration under which exceeds $100,000, or renew or amend any such employment contract (including with regard to superannuation benefits) where that contract, renewal or amendment is inconsistent with information provided to the Buyer in the Disclosure Letter;

            (f) (business relationships) will use its commercially reasonable efforts to preserve intact its current material business relationships;

            (g) (Tax matters) will not make any material Tax election or settle or compromise any material income tax liability, unless that election, settlement or compromise is required by law and is supported by an opinion of counsel, or is in the ordinary course of business and is consistent with past practices;

            (h) (accounting practices) will not make any change in accounting methods, principles or practices used by it (except if required by a change in Australian Accounting Standards);

            (i) (no settlement of Claims) will not settle any Claim, Action or proceeding for an amount in excess of $1,000,000;

            (j) (capital expenditure) will not make any capital expenditure in excess of $1,000,000 in the aggregate, other than in accordance with proposed capital expenditure which has been disclosed to the Buyer in the Disclosure Letter;

            (k) (maintain insurances) will maintain (and where necessary use reasonable efforts to renew) each of the insurance polices referred to in the Disclosure Letter or disclosed in the Data Room

                Documentation and will promptly notify the Buyer if any material renewal proposal is not accepted by the relevant insurer;

            (l) (financings and derivatives) will not:

                (i) raise any new financial accommodation;

               (ii) enter into a guarantee or indemnity or provide security for the obligations of any person;

              (iii) exceed borrowing or cash reserve limitations established by any financier; or

               (iv) enter into any derivative financial instrument other than interest rate and foreign currency hedges entered into in accordance with its usual business practices,

                except in connection with the Asian securitisation program to be implemented by certain Group Companies as referred to in the Disclosure Letter and except in accordance with and as permitted under the existing debt facilities of the Group in accordance with its usual business practices;

            (m) (revalue assets) will not revalue any of the assets of the Group
                Companies unless required by the Company's auditor;

            (n) (consultation) will consult with the Buyer as to the formulation and approval of programs and budgets relating to the Business or the conduct or proposed settlement of any material litigation, other than ordinary course of business debt recovery litigation; and

            (o) (corporate actions) will not:

                (i) increase, reduce or otherwise alter its share capital or grant any options for the issue of shares or other securities;

               (ii) declare or pay a dividend;

              (iii) alter the provisions of the constitution or by-laws of any
                    Group Company;

               (iv) make a distribution of Assets; or

                (v) buy back its shares.

6.2         Access and assistance

            The Seller must procure that the Group gives assistance to the Buyer as may reasonably be required by the Buyer in order to seek any third party consents required under any material property lease, customer or supplier agreement of the Business through the acquisition of the Company by the Buyer. This undertaking terminates from the earlier of termination of this agreement and Completion occurring.

6.3         Consultation rights

            From the date of this agreement until Completion, the Seller must procure that:

            (a) the Chief Executive Officer and the Chief Financial Officer of
                the Group; and

            (b) the Country Managers and Country Chief Financial Officers of the
                Group in the presence of a person nominated by the Seller's Representative (such nomination not to be unreasonably withheld or delayed),

            are made available during any Business Day as may reasonably be required by the Buyer after 24 hours' notice for the Buyer to consult with them in order to prepare for integration of the Business with the business of the Buyer.

6.4         Management accounts and other documents

            From the date of this agreement until Completion, the Seller must procure that a copy of the monthly management accounts, budgets, minutes, board papers and management reports of the Group are given to the Buyer promptly following the circulation of those documents to the directors of the Company.

6.5         Damages sole remedy

            Despite clause 20.6, the Buyer's sole remedy and each Seller's sole Liability for breach of this clause 6 is damages, limited and calculated with respect to that Seller in accordance with this agreement.

--------------------------------------------------------------------------------
7           Post-Completion matters

7.1         Exclusion of directors and officers from liability

            From Completion, the Buyer must ensure that the Company and each Subsidiary does not take any Action or proceeding or make any Claim or demand against any of the present or former directors, officers or secretaries of the Company or any Subsidiary in respect of any act or omission on the part of such director, officer or secretary before Completion, other than any matter arising from the wilful misconduct, gross negligence or dishonesty of that director, officer or secretary.

--------------------------------------------------------------------------------
8           Warranties and representations

8.1         Accuracy

            (a) The Seller represents and warrants to the Buyer (subject to the basis set out in paragraph (b) in respect of the Personal Warranties and paragraph (c) in respect of the Warranties in section 3 of Schedule 5 ("Warranties")) that each Warranty is correct and not misleading in any material respect on execution of this agreement and will be correct and not misleading as at immediately prior to Completion as if made on and as at each of those times.

            (b) In respect of the Personal Warranties, each Seller gives the
                Personal Warranties only in respect of itself and the Shares it holds and not in respect of any other Seller or Shares held by any other Seller.

            (c) None of the Warranties in section 3 of Schedule 5 are given in respect of Tech Pacific, Inc.

8.2         Separate Warranties

            Each Warranty is to be treated as a separate representation and warranty. The interpretation of any statement made may not be restricted by reference to or inference from any other statement.

8.3         Matters Disclosed

            Each Warranty is to be read down and qualified by any information:

            (a) fairly disclosed to the Buyer by the Seller in the Disclosure
                Letter; or

            (b) contained in this agreement; or

            (c) which is otherwise within the actual knowledge of the Buyer; or

            (d) disclosed in writing to the Buyer during the course of the Due
                Diligence; or

            (e) that would have been disclosed to the Buyer had the Buyer conducted searches of the Public Register Information,

            which is or may be inconsistent with that Warranty and, to the extent that any Warranty is incorrect or misleading having regard to any such information, no amount will be recoverable by the Buyer in respect of any breach of that Warranty to the extent that the breach arises by reason of or in relation to any such information.

8.4         Buyer's warranties

            The Buyer represents and warrants to the Seller that subject to the
            Warranties:

            (a) in entering into this agreement and in proceeding to Completion, the Buyer does not rely on any statement, representation, warranty, condition, forecast or other conduct which may have been made by or on behalf of the Seller, except the Warranties;

            (b) it has received and understood the contents of the Disclosure
                Letter;

            (c) it has had the opportunity to conduct a due diligence and has satisfied itself in relation to matters arising from the Due Diligence;

            (d) the Buyer understands and acknowledges the risks and
                uncertainties of the industry in which the Business operates and the general economic risks that impact on or could reasonably be expected to impact on the Business, its results, operations, financial position and prospects; and

            (e) irrespective of whether or not the Due Diligence was as full or exhaustive as the Buyer would have wished, it has nevertheless independently and without the benefit of any inducement, representations or warranty (other than the Warranties) from the Seller or its agents determined to enter into this agreement.

8.5         Buyer's acknowledgment

            The Buyer acknowledges and agrees that:

            (a) subject to any law to the contrary and except as provided in the
                Warranties, all terms, conditions, warranties and statements, whether express, implied, written, oral, collateral, statutory or otherwise, are excluded, and the Seller disclaims all Liability in relation to them, to the maximum extent permitted by law; and

            (b) the Buyer agrees not to make and waives any right it may have to make any Claim against the Seller or any of its Representatives under any of the Corporations Act, the Australian Securities and Investments Commission Act 2001, the Corporations Act, the Australian Securities and Investments Commission Act 2001, the Trade Practices Act (including sections 51A and 52), or the corresponding provision of any other Commonwealth, state or territory enactment of Australia, for any statement or representation concerning the Shares or the Company or the Subsidiaries.

8.6         Notification

            The Seller must inform the Buyer and the Buyer must inform the Seller promptly upon the Seller or the Buyer (as applicable) becoming aware of any matter which is or may with the passage of time give rise to a Warranty Claim or which otherwise constitutes a material breach of any obligation on it under this agreement.

--------------------------------------------------------------------------------
9           Limitations of Liability

9.1         Time limit on Claims

            (a) The Buyer may not make any Warranty Claim unless details of the claim have been notified to the Seller Representative in accordance with clause 9.4 ("Notice of Claims") or clause 9.5 ("Third party claims") prior to 1 March 2006.

            (b) A Warranty Claim will not be enforceable against the Seller and is to be taken for all purposes to have been withdrawn unless any legal proceedings in connection with the claim are commenced within six months after written notice of the claim is served on the Seller Representative in accordance with clause 9.4 ("Notice of Claims") or clause 9.5 ("Third party claims").

            (c) A Buyer Claim Or Action that is not a Warranty Claim will not be enforceable against the Seller and is to be taken for all purposes to have been withdrawn unless any legal proceedings in connection with the claim are commenced within six months after written notice of the claim is served on the Seller Representative in accordance with clause 9.4 ("Notice of Claims") or clause 9.5 ("Third party claims").

9.2         Minimum amount of Claim

            The Buyer may not make any Warranty Claim:

            (a) if the amount of the Claim is less than $350,000; and

            (b) unless and until the aggregate amount of all such Claims properly made under this agreement exceeds $2,500,000, in which event, for the avoidance of doubt, the Seller will be liable for the whole of the amount (subject to the other limitations on Liability of the Seller in this agreement) and not just the amount in excess of $2,500,000.

9.3         Maximum liability

            (a) Subject to clause 9.3(b) and clause 9.3(c), each Seller's total
                Liability for loss or damage of any kind not excluded by clause
                9.10 ("Exclusion of consequential liability") however caused, in contract, tort, (including negligence), under any statute or otherwise from, under or relating in any way to or in connection with this agreement or the subject matter of the transactions under it, including a Warranty Claim, is limited in aggregate for any and all Buyer Claims Or Actions to that Seller's Respective Proportion of the Purchase Price.

            (b) Each Seller's total Liability for loss or damage of any kind not excluded by clause 9.10 ("Exclusion of consequential liability") in respect of the subject matter of any General Claim is limited in aggregate for any and all General Claims to recourse to the Escrow Account Balance available to meet such Claims in accordance with clause 5.26 ("Sole recourse for General Claims") up to an amount equal to that Seller's Respective Proportion of the Escrow Amount.

            (c) Each Seller's total Liability specified in clause 9.3(a) is reduced by the amount of the liability of that Seller (if any) under clause 9.3(b).

9.4         Notice of Claims

            A notice of any Buyer Claim Or Action must contain the following details of the Claim:

            (a) the facts, matters or circumstances that may give rise to the
                Claim;

            (b) if it is alleged that the facts, matters or circumstances referred to in sub-clause (a) constitute a breach of a Warranty, the basis for that allegation;

            (c) an estimate of the amount of the Loss, if any, arising out of or resulting from the Claim or the facts, matters or circumstances that may give rise to the Claim; and

            (d) where the Buyer wishes to have recourse in respect of the Buyer
                Claim Or Action to the Escrow Account, notice of that fact and the amount of the Claim it wishes to have recourse to the Escrow Account for.

9.5         Third party claims

            If the Buyer becomes aware of any matter or circumstance that may give rise to a Claim against the Seller under or in relation to or arising out of this agreement, including a Warranty Claim, as a result of or in connection with a Claim by or Liability to a third party then:

            (a) the Buyer must promptly give notice of the Claim to the Seller
                Representative which must contain reasonable details of the Claim, including an estimate of the amount of the Loss, if any arising out of or resulting from the Claim or the facts, matters or circumstances that may give rise to the Claim;

            (b) at the expense of the Seller and at the direction of the Seller
                Representative, the Buyer must either:

                (i) take such Action (including legal proceedings or making claims under any insurance policies) as the Seller Representative may require to avoid, dispute, resist, defend, appeal, compromise or mitigate the Claim; or

               (ii) offer the Seller Representative the option to assume
                    defence of the Claim except any Claims under which relief other than monetary damages is sought (such exception including Claims relating to criminal liability or injunctive relief); and

            (c) the Buyer must not settle, make any admission of liability or compromise any Claim, or any matter which gives or may give rise to a Claim, without the prior consent of the Seller Representative which consent may not be withheld unreasonably.

9.6         Seller to consider Claims

            The Seller Representative must notify the Buyer within 30 Business Days of receipt of a notice of a Buyer Claim Or Action under clause
            9.4 ("Notice of Claims") or a notice under clause 9.5 ("Third party claims") indicating whether the Seller admits or denies the claim (in whole or in part) (or, in the case of third party claims, whether it exercises the option in clause 9.5(b)(ii) ("Third party claims").

9.7         Seller to defend Claim

            If the Seller Representative exercises the option in clause 9.5(b)(ii) ("Third party claims"), then:

            (a) the Buyer agrees to co-operate with the Seller Representative and do all things reasonably requested by the Seller Representative in respect of the Claim;

            (b) the Seller Representative agrees, at its own expense, to defend the Claim;

            (c) the Seller Representative may settle or compromise the Claim with the consent of the Buyer, such consent not to be unreasonably withheld; and

            (d) the Seller agrees to consult with the Buyer in relation to the conduct of the Claim and not take or persist in any course that might reasonably be regarded as materially harmful to the goodwill or operation of the Buyer or the Business.

9.8         Seller not liable

            The Seller is not liable to the Buyer (or any person deriving title from the Buyer) for any Claim under or in relation to or arising out of this agreement, including any Warranty Claim:

            (a) if the Buyer has ceased, after Completion, to own or Control the
                Group Company in respect of which the Claim arises;

            (b) to the extent that the Claim is as a result of or in consequence of any voluntary act, omission, transaction or arrangement of or on behalf of the Buyer or any other Buyer Group Company after Completion;

            (c) to the extent that the Claim and is as a result of or in respect of any legislation not in force at the date of this agreement (including legislation which takes effect retrospectively);

            (d) to the extent that the Claim arises or is increased as a result only of an increase in the rates, method of calculation or scope of taxation after Completion;

            (e) to the extent that the Claim arises or is increased as a result of any change in Australian Accounting Standards after Completion;

            (f) to the extent that the Claim arises in relation to facts, matters or circumstances, or is increased as a result of action taken or not taken by the Seller after consultation with and the prior written approval of the Buyer;

            (g) to the extent that provision has been made for any fact, matter or circumstance giving rise to a Claim in the Audited Accounts or in the Adjustment Statement;

            (h) to the extent that the Buyer was aware on or before the date of this agreement of any fact, matter or circumstance, and was aware that such fact, matter or circumstance will or may give rise to or form the basis of the Claim; or

            (i) to the extent that the Claim relates to or arises out of any act, omission, transaction or arrangement that occurred prior to 12 June 2003 (except an act, omission, transaction or arrangement involving the Company, Tech Pacific Holdings Sarl, TP Holdings N.V., Techpac Holdings (Australia) Pty Limited, Tech Pacific Holdings (NZ) Limited or TP Holdings Limited).

9.9         Reduction in Purchase Price

            If a payment is made for a breach of any Warranty, the payment is to be treated in accordance with clause 5.27 ("Buyer Claims").

9.10        Exclusion of consequential liability

            (a) The Seller excludes all Liability for indirect and consequential loss or damage (including for loss of profit (whether direct, indirect, anticipated or otherwise)), loss of expected savings, opportunity costs and damage to reputation (regardless of whether any or all of these things are considered to be indirect or consequential losses or damage) in contract, tort (including negligence), under any statute or otherwise arising from or related in any way to this agreement or its subject matter, except in respect of General Claims.

            (b) The Buyer excludes all Liability for indirect and consequential loss or damage (including for loss of profit (whether direct, indirect, anticipated or otherwise)), loss of expected savings, opportunity costs and damage to reputation (regardless of whether any or all of these things are considered to be indirect or consequential losses or damage) in contract, tort (including negligence), under any statute or otherwise arising from or related in any way to this agreement or its subject matter, except in respect of any breach by the Buyer of clause 4.4 or clause 5.1.

--------------------------------------------------------------------------------
10          Buyer's warranties

10.1        Buyer's warranties

            Each of the Buyer and the Guarantor represents and warrants to the Seller that each of the following statements is correct and not misleading in any material respect on execution of this agreement and will be correct and not misleading as at immediately prior to Completion as if made on and as at each of those times:

            (a) it has the power to enter into and perform this agreement and has obtained all necessary consents and authorisations to enable it to do so;

            (b) the entry into and performance of this agreement by it does not constitute a breach of any obligation (including any statutory, contractual or fiduciary obligation), or default under any agreement or undertaking by which it is bound;

            (c) this agreement constitutes valid and binding obligations upon it enforceable in accordance with its terms by appropriate legal remedy;

            (d) this agreement and Completion do not conflict with or result in a breach of or default under any applicable Law, any provision of its constitution or any material term or provision of its constitution or any material term or provision of any agreement or deed or writ, order or injunction, judgment, Law, rule or regulation to which it is a party or is subject or by which it is bound;

            (e) no voluntary arrangement has been proposed or reached with any creditors of it; and

            (f) it is able to pay its debts as and when they fall due.

--------------------------------------------------------------------------------
11          Default

11.1        Failure by a party to Complete

            If a party does not Complete, other than as a result of default by the other party, the non-defaulting party may give the defaulting party notice requiring it to Complete within 7 days of receipt of the notice.

11.2        Specific performance or termination

            If the defaulting party does not Complete within the period specified in clause 11.1 ("Failure by a party to Complete") the non-defaulting party may choose either to proceed for specific performance or terminate this agreement. In either case, the non-defaulting party may seek damages for the default.

11.3        Termination of agreement

            If this agreement is terminated then clause 3.4 ("Effect of termination") will apply. A termination of this agreement under this clause will not affect any other rights the parties have against one another at law or in equity.

--------------------------------------------------------------------------------
12          Confidential Information

12.1        Confidential Information

            Subject to clauses 12.7 ("Disclosure to other potential buyers"),
            12.10 ("Enforcement by the company"), 12.11 ("Privacy"), 12.14 ("Use of Business Information by Seller after Completion) and clause 15 ("Announcements"), no Confidential Information may be disclosed by the Receiving Party to any person except:

            (a) to Representatives of the Receiving Party or its Related
                Entities requiring the information for the purposes of this agreement; or

            (b) with the consent of the Disclosing Party; or

            (c) if the Receiving Party is required to do so by necessarily applicable Law, a stock exchange or any regulatory authority; or

            (d) if the Receiving Party is required to do so in connection with legal proceedings relating to this agreement.

12.2        Disclosure of Confidential Information

            If the Receiving Party discloses information as permitted under clause 12.1(a) or (b) ("Confidential Information") the Receiving Party must use all reasonable endeavours to ensure that persons receiving Confidential Information from it do not disclose the Confidential Information except in the circumstances permitted in clause 12.1 ("Confidential Information").

12.3        Use of Confidential Information

            The Buyer must not use any Confidential Information except for the purpose of performing its obligations under this agreement.

12.4        Excluded Information

            Clauses 12.1 ("Confidential Information"), 12.2 ("Disclosure of Confidential Information") and 12.3 ("Use of Confidential Information") do not apply to Excluded Information.

12.5        Delivery of materials

            On the request of the Disclosing Party, the Receiving Party must at its sole discretion immediately deliver to the Disclosing Party or otherwise destroy all documents or other materials containing or referring to Confidential Information of the Disclosing Party which are:

            (a) in the Receiving Party's possession, power or control; or


            (b) in the possession, power or control of persons who have received
                Confidential Information from the Receiving Party under clause 12.1(a) or (b) ("Confidential Information").

12.6 Use and disclosure of Business related Confidential Information by Buyer from Completion

            On and from Completion, clauses 12.1 ("Confidential Information") to
            12.5 ("Delivery of materials") cease to apply to the Buyer in relation to the Business Information.

12.7        Disclosure to other potential buyers

            The Buyer acknowledges that the Seller has disclosed to other potential buyers of the Shares, its advisers (both in connection with a sale of the Shares and an IPO of the Group or some of its members) and to potential investors in an IPO of the Group or some of its members, information which may be of a confidential nature and that clause 12.1 ("Confidential Information") does not apply to any such disclosure.

12.8        Disclosure of this agreement

            The Seller acknowledges that the Buyer and/or the Guarantor:

            (a) will be required to publicly disclose the contents of this agreement and its related schedules, including discussion of the circumstances relating to the signing of the agreement by the Guarantor and the Buyer and conditions for Completion ("Disclosed Information") as required by US Laws; and

            (b) may discuss the Disclosed Information, including addressing questions in public and private forums with various constituents, including the Guarantor's and/or the Buyer's shareowners, investors, analysts, financial partners, vendors, customers and rating agencies, relating to such Disclosed Information, and that clause 12.1 ("Confidential Information") does not apply to any such disclosure.

                The Guarantor and/or the Buyer agree to promptly provide a copy of the Disclosed Information to the Seller on request from the Seller Representative.

12.9        Disclosure prior to the date of this agreement
            The Buyer acknowledges that the Seller and Group Companies have disclosed information prior to the date of this agreement which may be of a confidential nature and that clause 12.1 ("Confidential Information") does not apply to any such disclosure prior to the date of this agreement.

12.10       Enforcement by the Company

            Nothing in this clause 12 ("Confidential Information") prevents the Company from enforcing any confidentiality agreement entered into by potential buyers of the Shares before the date of this agreement, to the extent that the confidentiality agreement was for the benefit of and is enforceable by the Company.

12.11       Privacy

            The Buyer agrees to:

            (a) comply with all Privacy Laws;

                (i) by which it is bound; and

               (ii) by which the Seller is bound and notifies the Buyer

            in connection with Personal Information collected, used or disclosed in connection with this agreement;

            (b) notify the Seller immediately after it becomes aware that a disclosure of Personal Information may be required by law before Completion;

            (c) not do anything with the Personal Information that may cause the
                Seller to be in breach of a Privacy Law;

            (d) notify the Seller of any request the Buyer receives before
                Completion for access to Personal Information which the Seller has disclosed to the Buyer; and

            (e) not give access to, or copies of, Personal Information disclosed by the Seller to the Buyer to anyone unless the Buyer is required to do so under a Privacy Law.

12.12       Application of privacy clause

            Clause 12.11 ("Privacy") prevails over the balance of this clause 12 ("Confidential Information") to the extent of any inconsistency in respect of Personal Information which is also Confidential Information.

12.13       Use of Personal Information by Seller after Completion

            If the Seller is required by this agreement or by law to retain any Personal Information which is part of the Business Information, the Seller may use and disclose that Personal Information for the purpose for which it is required to be retained under this agreement or as required by that other law or by any Privacy Laws.

12.14       Use of Business Information by Seller after Completion

            (a) Subject to and from Completion, clause 12.1 ("Confidential
                Information") applies to Business Information as if that Business Information had been disclosed by the Buyer as the Disclosing Party for the purposes of this clause 12 ("Confidential Information") and had been received by the Seller as the Receiving Party for the purposes of this clause 12 ("Confidential Information").

            (b) Despite any other provision of this clause 12 ("Confidential
                Information"), each of CVC Capital Partners Asia Pacific LP and Asia Investors LLC may disclose reasonable detail of its investment in the Group, summary financial performance of the Group during the period of its investment, the fact that the transactions the subject of this agreement took place and the return on its investment in the Group in investor presentations and investment fund raising activities as may be reasonably required by them or by entities that manage or advise them (or Related Bodies Corporate of such managers or advisers) provided this is done on a confidential basis.

            (c) Despite any other provision of this clause 12 ("Confidential
                Information"), Hagemeyer Caribbean Holding NV may disclose Business Information as is reasonably required by it for reporting purposes to any entity that Controls Hagemeyer Caribbean Holding NV provided it is done on a confidential basis.

12.15       Survival of termination

            This clause 12 ("Confidential Information") survives termination of this agreement.

--------------------------------------------------------------------------------
13          Guarantee and Indemnity

13.1        Consideration

            The Guarantor acknowledges that the Seller is acting in reliance on the Guarantor incurring obligations and giving rights under this clause 13 ("Guarantee and Indemnity").

13.2        Guarantee

            The Guarantor unconditionally and irrevocably guarantees to the Seller the Buyer's compliance with the Buyer's obligations in connection with this agreement, including each obligation to pay money ("Guarantee").

            If the Buyer does not comply with those obligations on time and in accordance with this agreement, then the Guarantor agrees to comply with those obligations on demand from the Seller Representative. A demand may be made whether or not the Seller Representative has made demand on the Buyer.

13.3        Indemnity

            The Guarantor indemnifies the Seller against any Liability or Loss arising from, and any costs, charges or expenses it incurs, if an obligation is unenforceable against, or a monetary obligation cannot be recovered from, the Guarantor under the Guarantee or from the Buyer because of any circumstance whatsoever.

            The Guarantor agrees to pay amounts due under this clause on demand from the Seller Representative.

            The Seller need not incur expense or make payment before enforcing this right of indemnity.

13.4        Extent of guarantee and indemnity

            The Guarantee is a continuing obligation despite any intervening payment, settlement or other thing and extends to all of the Buyer's obligations in connection with this agreement. The Guarantor waives any right it has of first requiring the Seller to commence proceedings or enforce any other right against the Buyer or any other person before claiming from the Guarantor under the Guarantee.

13.5        No merger

            The Guarantee does not merge with or adversely affect, and is not adversely affected by, any of the following:

            (a) any other guarantee, indemnity, mortgage, charge or other encumbrance, or other right or remedy to which the Seller is entitled; or

            (b) a judgment which the Seller obtains against the Guarantor, the
                Buyer or any other person in connection with this agreement.

            The Seller may still exercise its rights under this Guarantee as well as under the judgment, mortgage, charge or other encumbrance or the right or remedy.

13.6        Rights of the Seller are protected

            The rights given to the Seller under the Guarantee and the Guarantor's Liabilities under it, are not affected by any act or omission of the Seller or any other person. For example, those rights and Liabilities are not affected by:

            (a) any act or omission:

                (i) varying or replacing this agreement; or

               (ii) releasing the Buyer or giving the Buyer a concession (such as more time to pay); or

            (b) acquiescence or delay by the Seller or any other person.

13.7 Guarantor's rights are suspended

            As long as any obligation is required, or may be required, to be complied with in connection with this Guarantee, the Guarantor may not, without the Seller Representative's consent:

            (a) reduce its Liability under this Guarantee by claiming that it or the Buyer or any other person has a right of set-off or counterclaim against the Seller; or

            (b) exercise any legal right to claim to be entitled to the benefit of another guarantee, indemnity, mortgage, charge or other encumbrance given in connection with this agreement or any other amount payable under the Guarantee; or

            (c) claim an amount from the Buyer, or another guarantor, under a right of indemnity; or

            (d) claim an amount in the liquidation, administration or insolvency of the Buyer or of another guarantor of any of the Buyer's obligations.

13.8        Reinstatement of rights

            Under law relating to liquidation, administration, insolvency or the protection of creditors, a person may claim that a transaction (including a payment) in connection with the Guarantee or this agreement is void or voidable. If a claim is made and upheld, conceded or compromised, then:

            (a) the Seller is immediately entitled as against the Guarantor to the rights in connection with this Guarantee or this agreement to which it was entitled immediately before the transaction; and

            (b) on request from the Seller Representative, the Guarantor agrees to do anything (including signing any document) to restore to the Seller any mortgage, charge or other encumbrance (including the Guarantee) held by it from the Guarantor immediately before the transaction.

13.9        Costs

            The Guarantor agrees to pay or reimburse the Seller on demand for:

            (a) the Seller's reasonable and documented costs, charges and expenses in making, enforcing and doing anything in connection with the Guarantee including legal costs, charges and expenses on a full indemnity basis; and

            (b) all duties, fees, Taxes and charges which are payable in connection with this guarantee and indemnity or a payment or receipt or other transaction contemplated by it.

--------------------------------------------------------------------------------
14          Seller as trustee

14.1        Application

            This clause applies to each Seller that is identified in Schedule 1 ("Seller details") as being a trustee (each a "Trustee") of the trust or superannuation fund specified for that Seller in Schedule 1 ("Seller details") (each a "Trust").

14.2        Trustee acknowledgment

            Each Trustee acknowledges that it enters into this agreement in its capacity as trustee of its Trust.

14.3        Trustee representations and warranties

            Each Trustee represents and warrants to the other parties, that:

            (a) its Trust has been validly created and is in existence as at the date of this agreement;

            (b) the Trustee has been validly appointed as Trustee of the relevant Trust and is the sole Trustee of that Trust;

            (c) the Trust is solely constituted by the trust deed of the Trust and any subsequent variations or amendments as disclosed in the Data Room Documentation;

            (d) there are no proceedings which could have a material affect on the assets or financial positions of any Trust or on any Trustee;

            (e) it is the only trustee of its Trust and no action has been taken or is proposed to remove it as trustee of its Trust;

            (f) it has the power under the terms of its Trust to enter into and comply with its obligations under this agreement;

            (g) it has considered the purpose of this agreement and considers that entry into this agreement is for the benefit of the beneficiaries of its Trust;

            (h) it has a right to be fully indemnified out of its Trust's assets in respect of obligations incurred by it under this agreement;
                and

            (i) no action has been taken or is proposed to be taken to terminate its Trust.

14.4        Limited capacity

            Each Trustee enters into this agreement only in its capacity as trustee of its Trust and in no other capacity. Any Liability arising under or in connection with this agreement is limited to, and can be enforced against the Trustee only to the extent to which it can be satisfied out of the assets of its Trust out of which the Trustee is actually indemnified for the Liability. This limitation of the Trustee's Liability applies despite another provision of this agreement and extends to all Liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this agreement.

--------------------------------------------------------------------------------
15          Announcements

15.1        Public announcements

            Subject to clause 15.2 ("Public announcements required by law"), no party may, before or after Completion, make or send a public announcement, communication or circular concerning the transactions referred to in this agreement unless it has first obtained the written consent of each of the Buyer and the Seller Representative, which consent is not to be unreasonably withheld or delayed.

15.2        Public announcements required by law

            Clauses 12.1 ("Confidential Information") and 15.1 ("Public announcements") do not apply to a public announcement, public filing communication or circular required by Law or a regulation of a stock exchange including the New York Stock Exchange, if the party required to make or send it has, if practicable, first consulted and taken into account the reasonable requirements of each of the Buyer and the Seller Representative.

--------------------------------------------------------------------------------
16          Costs

            (a) Each party to this agreement will pay its own legal and other costs and expenses in connection with the negotiation, preparation, execution and completion of this agreement and of other related documentation.

            (b) Third party advisers' costs and expenses and costs and expenses of the Group directly attributable to and incurred in connection with the transactions contemplated by this agreement or incurred in connection with the proposed initial public offering of Tech Pacific Limited must be borne by the Sellers in their Respective Proportions. If any such expenses are paid or incurred by any Group Company, the parties acknowledge that such expenses will be taken into account as a reduction in the Net Tangible Assets in the Adjustment Statement.

--------------------------------------------------------------------------------
17          Notices

17.1        Form

            Unless expressly stated otherwise in this agreement, all notices, certificates, consents, approvals, waivers and other communications in connection with this agreement must be in writing signed by an Authorised Officer and must be marked for the attention of:

            (a) if to any of the Sellers, to CVC Capital Partners Asia Pacific
                LP and Asia Investors LLC, as the Seller Representative:

                Asia Investors LLC
                C/- Corporation Trust Center
                1209 Orange Street
                Wilmington
                New Castle County
                Delaware 19801
                Fax: +852 2509 9323
                For the attention of: Gordon Clancy

                CVC Capital Partners Asia Pacific LP
                C/- Walkers
                PO Box 265
                Walker House
                Mary Street
                George Town
                Grand Cayman
                Cayman Islands
                Fax: +345 040 8666
                For the attention of: Managing Director

            (b) if to the Buyer or the Buyer's Guarantor:

                Ingram Micro Inc.
                1600 E. St. Andrew Place,
                P.O. Box 25125,
                Santa Ana, CA 92799-5125
                Fax: +1 (714) 566 9370
                For the attention of: General Counsel,

            or if the recipient has notified otherwise, then marked for attention in the last way notified.

17.2        Delivery

            Notices must be:

            (a) left at the address set out or referred to in clause 17.1
                ("Form") or the Details (as applicable); or

            (b) sent by prepaid ordinary post (airmail if appropriate) to the address set out or referred to in clause 17.1 ("Form") or the Details (as applicable); or

            (c) sent by fax to the fax number set out or referred to in clause
                17.1 ("Form") or the Details (as applicable); or

            (d) given in any other way permitted by law.

            However, if the intended recipient has notified a changed fax number or postal address then the communication must be to that number or address.

17.3        When effective

            They take effect from the time they are received unless a later time is specified.

17.4        Receipt - post

            If sent by post, they are taken to have been received three days after posting (or seven days after posting if posted to or from a place outside Australia).

17.5        Receipt - fax

            If sent by fax, they are taken to have been received at the time shown in the transmission report as the time that the whole fax was sent.

17.6        Receipt - general

            Despite clauses 17.4 ("Receipt - post") and 17.5 ("Receipt - fax"), if they are received after 5.00 pm in the place of receipt or on a non-Business Day, they are taken to be received at 9.00 am on the next Business Day.

--------------------------------------------------------------------------------
18          Representatives

18.1        Appointment of Management Seller Representative

            Each of the Management Sellers irrevocably appoints the Management Seller Representative as its attorney with full authority to act on its behalf with respect to all matters in connection with this agreement and each Management Seller agrees to be bound by the actions of the Management Seller Representative with respect to matters in connection with this agreement.

18.2        Reliance by Buyer on Management Seller Representative

            The Buyer is entitled to deal solely with, and rely on, the Management Seller Representative in connection with matters under this agreement relating to Management Sellers.

18.3        Authority of Management Seller Representative

            The Management Seller Representative has such powers and authority as are necessary to carry out functions, take the actions and give any notices required to be carried out, taken or given by any Management Seller or receive any notices on behalf of any Management Seller under this agreement. The Management Seller Representative is entitled to rely on the directions of Management Sellers holding a majority of the total number of Shares held by all Management Sellers immediately prior to Completion and is not liable to any person in its capacity as Management Seller Representative except with respect to Liability arising from the Management Seller Representative's fraud or wilful misconduct.

18.4        Reliance by Buyer on Seller Representative

            Subject to clauses 18.1 to 18.3 (inclusive) the Sellers agree that the Buyer is entitled to deal solely with, and rely on, the Seller Representative as described under this agreement and the Seller Representative has such powers and authority as are necessary to carry out functions, take the actions and give any notices required to be carried out, taken or given by any Seller or receive any notices on behalf of any Seller under, and in accordance with the terms of, this agreement. CVC Capital Partners Asia Pacific LP and Asia Investors LLC, as Sellers Representative, act jointly. They must consult reasonably and in good faith with Hagemeyer Caribbean Holding NV in respect of decisions and must act in accordance with this agreement and in the best interests of all Sellers.

--------------------------------------------------------------------------------
19          Assignment

19.1        No assignment

            (a) Subject to clause 19.1(b), no party may assign or otherwise deal with its rights under this agreement or allow any interest in them to arise or be varied in each case without the consent of the other party, which consent must not be unreasonably withheld or delayed.

            (b) The Buyer may assign its rights under this agreement without the consent of any other party provided that:

                (i) the assignment is to a body corporate which is a wholly-
                    owned subsidiary (as defined in the Corporations Act) of the Guarantor (and if the assignee ceases to be such a wholly-owned subsidiary, the Guarantor must procure that prior to the assignee ceasing to be such a wholly-owned subsidiary, it assigns all the rights originally assigned to it to another wholly-owned subsidiary of the Guarantor); and

               (ii) the assignment does not in any way prejudice or adversely affect the obligations of the Guarantor under clause 13 ("Guarantee and Indemnity").

--------------------------------------------------------------------------------
20          Miscellaneous

20.1        Discretion in exercising rights

            A party may exercise a right or remedy or give or refuse its consent in any way it considers appropriate (including by imposing conditions), unless this agreement expressly states otherwise.

20.2        Partial exercising of rights

            If a party does not exercise a right or remedy fully or at a given time, the party may still exercise it later.

20.3        No liability for Loss

            A party is not liable for any Loss caused by the exercise or attempted exercise of, failure to exercise, or delay in exercising a right or remedy under this agreement.

20.4        Approvals and consents

            By giving its approval or consent a party does not make or give any warranty or representation as to any circumstance relating to the subject matter of the consent or approval.

20.5        Conflict of interest

            The parties' rights and remedies under this agreement may be exercised even if it involves a conflict of duty or a party has a personal interest in their exercise.

20.6        Remedies cumulative

            The rights and remedies provided in this agreement are in addition to other rights and remedies given by law independently of this agreement.

20.7        Rights and obligations are unaffected

            Rights given to the parties under this agreement and the parties' Liabilities under it are not affected by anything which might otherwise affect them by law.

20.8        Variation and waiver

            A provision of this agreement or a right created under it may not be waived or varied except in writing, signed by the party or parties to be bound.

20.9        No merger

            The warranties, undertakings and indemnities in this agreement do not merge on Completion.

20.10       Indemnities

            Subject to this agreement, the indemnities in this agreement are continuing obligations, independent from the other obligations of the parties under this agreement and continue after this agreement ends. It is not necessary for a party to incur expense or make payment before enforcing a right of indemnity under this agreement.

20.11       Further steps

            Each party agrees, at its own expense, to do anything the other party asks (such as obtaining consents, signing and producing documents and getting documents completed and signed):

            (a) to bind the party and any other person intended to be bound under this agreement;

            (b) to show whether the party is complying with this agreement; and


            (c) as may be necessary or desirable to give full effect to the provisions of this agreement and the transactions contemplated by it.

20.12       Time of the essence

            Time is of the essence of this agreement in respect of any date or period determined under this agreement.

20.13       Entire agreement

            This agreement constitutes the entire agreement of the parties about its subject matter and supersedes all previous agreements, understandings and negotiations on that subject matter.

20.14       Construction

            No rule of construction applies to the disadvantage of a party because that party was responsible for the preparation of, or seeks to rely on, this agreement or any part of it.

20.15       Severability

            If the whole of any part of a provision of this agreement is void, unenforceable or illegal in a jurisdiction it is severed for that jurisdiction. The remainder of this agreement has full force and effect and the validity or enforceability of that provision in any other jurisdiction is not affected. This clause has no effect if the severance alters the basic nature of this agreement or is contrary to public policy.

20.16       SEC Compliance

            The Seller must co-operate and must use its reasonable endeavours to ensure the Company cooperates with the Buyer in connection with the preparation of any documents the Buyer or any of its affiliates files under the Securities Act of 1933, as amended, in connection with the transaction the subject matter of this agreement, or the Securities Exchange Act of 1934, as amended and shall use commercially reasonable efforts to provide the Buyer with financial statements and other financial information that the Buyer requests relating to periods prior to Completion and to obtain consents from the Company's accountants (who are independent pursuant to United States' Securities and Exchange Commission independence regulations) in connection therewith. This undertaking ends on 28 February 2006.

--------------------------------------------------------------------------------
21          Non-compete

21.1        Non-competition or interference

            To protect the interests of the Buyer and the goodwill of the Business each Seller must not, and must procure (insofar as it is able) that each Associate of it does not directly or indirectly in any capacity, during the Restraint Period anywhere in the Restraint
            Area:

            (a) (competitive business): undertake, carry on or be engaged in or concerned with or interested in any business which includes the wholesale distribution of personal computers, peripherals, software, servers, networking equipment or home digital electronics products in the Restraint Area which is competitive with the Business ("Competing Business");

            (b) (solicit employees): canvass or solicit, or accept an approach from, any person who or which as at the Completion Date or at any time during the 2 years prior to the Completion Date is or was a senior employee of the Business or any Group Company with a view to obtaining that person as an employee or with a view to that person ceasing to be an employee of any Group Company or the Buyer;

            (c) (solicit customers): canvass or solicit, or accept an approach from, any person who or which as at the Completion Date or at any time during the 2 years prior to the Completion Date is or was a material client or material customer of the Business or any Group Company with a view to obtaining that person as a client or customer or with a view to that person ceasing to be a client or customer of any Group Company or the Buyer, in each case, in order to compete with the Business;

            (d) (interference): interfere with any relationships between the
                Group Companies and any of their clients, customers, employees or suppliers; or

            (e) (counsel, procure etc): counsel, procure or otherwise assist any person to do any of the acts referred to in this clause 21.1 ("Non- competition or interference"),

            unless such actions are undertaken with the prior written consent of the Buyer.

21.2        No Share Entitlements

            To further protect the interests of the Buyer in the goodwill of the Business the Seller will not at any time during the Restraint Period have voting power of more than 5% (within the meaning of section 610 of the Corporations Act) in shares in any body corporate doing any of the things referred to in clause 21.1 ("Non-competition or interference") within the Restraint Area.

21.3        Exceptions to non-competition

            (a) The restrictions imposed by clause 21.1 ("Non-competition or interference") and clause 21.2 ("No Share Entitlements") will not apply to any holding by any Seller or any of its Associates of shares in a listed company which in aggregate carries not more than 5% of the votes which could be cast at a general meeting of the company concerned.

            (b) The restrictions imposed by clause 21.1 ("Non-competition or interference") and clause 21.2 ("No Share Entitlements") will not apply to the extent that the Seller (or an Associate) acquires a business or a direct or indirect interest in a business (" Acquired Business") part of which business comprises a Competing Business where the revenues attributable to that Competing Business represent not more than 20% of the total revenues of the Acquired Business.

            (c) To avoid doubt, nothing in clause 21.1 ("Non-competition or interference") or clause 21.2 ("No Share Entitlements") prevents Citigroup Inc. nor any affiliate, associate or related entity of it (other than CVC Capital Partners Asia Pacific LP, Asia Investors LLC and CVC Asia Pacific Limited) from carrying out any activity in connection with its business or affairs as they may be conducted from time to time.

            (d) The restrictions imposed by clause 21.1 ("Non-competition or interference") and clause 21.2 ("No Share Entitlements") do not prevent Hagemeyer Caribbean Holding NV or any Associate of it from:

                (i) carrying out any of the activities described in clauses
                    7.3(a)(ii) and 7.3(a)(iii) of the Hagemeyer Sale Agreement;

               (ii) doing anything permitted under clauses 7.3(a)(i), 7.3(a)(v)
                    and 7.3(b) of the Hagemeyer Sale Agreement; or

              (iii) holding any interest in Hagemeyer Mauritius Holdings
                    Limited.

21.4        Severance

            If any or any provision or part of a provision of clause 21.1 ("Non-competition or interference") is held or found to be void, invalid or otherwise unenforceable it will be deemed to be severed to the extent that it is void or to the extent of voidability, invalidity or unenforceability, but the remainder of that clause will remain in full force and effect.

21.5        Independent legal advice

            Each Seller warrants that it has received independent legal advice with respect to the provisions of this clause 21 ("Non-compete") and considers them to go no further than reasonably necessary to protect the goodwill of the Business.

21.6        Damages not an adequate remedy

            Each Seller agrees, and agrees to procure that its Associates agree, that any breach of the undertakings contained in clause 21.1 ("Non-competition or interference") may not adequately be compensated by an award of damages and any breach will entitle the Buyer, in addition to any other remedies available at law or in equity, to seek an injunction to restrain the committing of any breach (or continuing breach).

21.7        CVC Asia Pacific Limited

            (a) CVC Asia Pacific Limited has undertaken in favour of the Buyer not to advise any private equity fund to do anything that, if that private equity fund were CVC Capital Partners Asia Pacific LP under this agreement, would amount to a breach of this clause 21.

            (b)     If:

                (i) CVC Asia Pacific Limited breaches its undertaking; and

               (ii) following that advice, a private equity fund advised by CVC
                    Asia Pacific Limited does anything that, if that private equity fund were CVC Capital Partners Asia Pacific LP under this agreement, would amount to a breach of this clause 21 ("notional breach"),

                CVC Capital Partners Asia Pacific LP and Asia Investors LLC are liable to the Buyer in respect of the notional breach to the extent the private equity fund would have been liable to the Buyer under this clause 21 as if it were, in respect of that conduct, CVC Capital Partners Asia Pacific LP and Asia Investors LLC.

--------------------------------------------------------------------------------
22          Governing law, jurisdiction and service of process

22.1        Governing law

            This agreement is governed by the law in force in the place specified in the Details.

22.2        Jurisdiction

            Each party submits to the exclusive jurisdiction of the courts of New South Wales, Australia and courts of appeal from them. Each party waives any right it has to object to an Action being brought in those courts including, by claiming that Action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

22.3        Serving documents

            Without preventing any other method of service, any document in an Action may be served on a party by being delivered or left at that party's address set out or referred to in clause 17.1 ("Form") or the Details.

--------------------------------------------------------------------------------
23          Counterparts

            This agreement may consist of a number of copies, each signed by one or more parties to the agreement. If there are a number of signed copies they are treated as making up the one document and the date on which the last counterpart is executed will be the date of the agreement.

--------------------------------------------------------------------------------
24          Supervening legislation

            Any present or future legislation which operates to vary the obligations of a party in connection with this agreement with the result that another party's rights, powers or remedies are adversely affected (including, by way of delay or postponement) is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.

--------------------------------------------------------------------------------
25          Interpretation

25.1        Definitions

            These meanings apply unless the contrary intention appears.

            Adjustment Amount means the positive or negative sum found by deducting an amount equal to the Estimated Net Tangible Assets from an amount equal to the Net Tangible Assets at Adjustment Statement Date.

            Adjustment Statement means the statement in the format contained in
            Schedule 6 ("Adjustment Statement") and containing the Adjustment Amount prepared and agreed or determined under clause 5 ("Payment of Purchase Price and Escrow Amount").

            Adjustment Statement Accounting Policies means the accounting policies, standards, principles, procedures and method of application of them to be used in preparing the Adjustment Statement required under clause 5.6 ("Adjustment Statement Accounting Policies").

            Adjustment Statement Audit Report means an audit report of the Auditor in the form set out in Schedule 8 ("Auditor's scope of work") on the final Adjustment Statement prepared by the Auditor.

            Adjustment Statement Consultation Period means the period under clause 5.11 ("Consultation on final Adjustment Statement") for agreement of the Adjustment Amount.

            Adjustment Statement Date means:

            (a) if the Completion Date is on or before the 15th day of a calendar month, the last day of the previous calendar month; and

            (b) if the Completion Date is after the 15th day of a calendar month, the Completion Date.

            Adjustment Statement Dispute Notice is defined in clause 5.14(a) ("Adjustment Amount disputes").

            Agent means Conyers Dill & Pearman, Clarendon House, 2 Church Street, PO Box HM 666, Hamilton HM CX Bermuda or any other person or firm agreed between the Seller Representative and the Buyer who will act as the agent and trustee in relation to the Escrow Account in accordance with the Escrow Deed.

            Agreed Claim means any Escrow Buyer Claim Or Action notified to the Seller Representative by the Buyer on or prior to the Escrow Second Payment Date which has been resolved by:

            (a) the Seller and the Buyer agreeing the amount due to the Buyer in respect of such Escrow Buyer Claim Or Action; or

            (b) a court of competent jurisdiction making a final order in respect of the subject matter of the Escrow Buyer Claim Or
                Action.

            Agreed Claim Amount is defined in clause 5.24 ("Resolution of Claims").

            Assets means the assets from time to time of the Company and its Subsidiaries as defined under Australian Accounting Standards.

            Associate means:

            (a) in respect of Hagemeyer Caribbean Holding NV, any Related Body
                Corporate of that entity;

            (b) in respect of CVC Capital Partners Asia Pacific LP, any private equity fund advised by CVC Asia Pacific Limited or any entity Controlled by CVC Asia Pacific Limited; and

            (c) in respect of a Management Seller, means any entity Controlled by the Management Seller or where the Management Seller is a body corporate, the person(s) that Control that Body Corporate and any entity Controlled by that person(s).

            Audited Accounts mean the audited consolidated financial statements of the Group for the period ended 31 December 2003 and for the six months ended 30 June 2004, copies of which are set out in Annexure A.

            Auditor means Deloitte Touche Tohmatsu or an internationally recognised accounting firm as is mutually agreed to between Buyer and Seller (such agreement not to be unreasonably withheld or delayed) who is to conduct an audit of the draft Adjustment Statement pursuant to clause 5.7 ("Audit").

            Australian Accounting Standards means:

            (a) the accounting standards required under the Corporations Act;
                and

            (b) to the extent that any matter is not covered by the accounting standards approved under the Corporations Act, other relevant accounting standards; mandatory professional reporting requirements and generally accepted accounting principles applied from time to time in Australia for a company similar to the Group, except the principles and practices which are inconsistent with the standards or requirements referred to in paragraph (a) above.

            Australian GAAS means generally accepted auditing standards in Australia.

            Authorised Officer means a person appointed by a party to act as an Authorised Officer for the purposes of this agreement.

            Business means the IT distribution business of the Group as conducted at the date of this agreement.

            Business Day means a day other than a Saturday, Sunday or public holiday in Sydney.

            Business Information means Confidential Information of or relating to the Group or any Group Company.

            Buyer Claim Or Action means any Claim by the Buyer against the Seller (including a Fundamental Claim, a General Claim or a Buyer Tax Claim or Action) in respect of or in relation to this agreement or any part of it (including the Warranties) or the subject matter of the transactions under it.

            Buyer Group means the Buyer and its Related Bodies Corporate, including from Completion, the Group, and Buyer Group Company must be construed accordingly.

            Buyer Tax Claim Or Action means any Buyer Claim Or Action under section 11 of the Warranties.

            Claim includes any allegation, debt, cause of action, Liability, claim, proceeding, suit or demand of any nature howsoever arising and whether present or future, fixed or unascertained, actual or contingent, whether at law, in equity, under statute or otherwise.

            Claimed Amount is defined in clause 5.23 ("Unagreed Claims notice").

            Company means Techpac Holdings Limited, incorporated in Bermuda.

            Completion means completion of the sale and purchase of the Shares in accordance with clause 4 ("Completion") and Complete has a corresponding meaning.

            Completion Date means the day Completion occurs.

            Conditions Precedent means the conditions precedent set out in clause 3.1 ("Conditions Precedent").

            Confidential Information means all Information disclosed to the Receiving Party or any Related Entity or Representative of the Receiving Party, under or in connection with this agreement, including:

            (a) information which, either orally or in writing, is designated or indicated as being the proprietary or confidential information of the Disclosing Party or any of its Related Entities;

            (b) information derived or produced partly or wholly from the
                Information including any calculation, conclusion, summary or computer modelling; and

            (c) information which is capable of protection at law or equity as confidential information,

            whether the Information was disclosed:

            (d) orally, in writing or in electronic or machine readable form;

            (e) before, on or after the date of this agreement;

            (f) as a result of discussions between the parties concerning or arising out of the acquisition of the Business; or

            (g) by the Disclosing Party or any of its Representatives, any of
                its Related Entities, any Representatives of its Related Entities or by any third person.

            Constitution means the constitution, memorandum and articles of association, bye-laws (as applicable) or other equivalent constitutional document(s) relating to a Group Company.

            Control has the meaning given to it by section 50AA of the Corporations Act and Controlled must be construed accordingly.

            Corporations Act means the Corporations Act 2001 (Cwlth) of
            Australia.

            Data Room means the physical data room located at Mallesons Stephen Jaques on Level 18, Governor Macquarie Tower, Sydney NSW 2000.

            Data Room Documentation means all documentation in the Data Room as listed in the index annexed to this agreement as Annexure B.

            Disclosing Party means the party disclosing Confidential
            Information.

            Disclosure Letter means the letter from the Seller Representative addressed to the Buyer and dated and delivered to it before the date of this agreement and includes all of its schedules and annexures.

            Disclosure Material means the Data Room Documentation and the Disclosure Letter.

            Due Diligence means the enquiries and investigation into the Group carried out by the Buyer and its Representatives prior to the date of this agreement.

            Encumbrance means an interest or power:

            (a) reserved in or over any interest in any asset including, without limitation, any retention of title; or

            (b) created or otherwise arising in or over any interest in any asset under a bill of sale, mortgage, charge, lien, pledge, trust or power,

            by way of security for the payment of debt or any other monetary obligation or the performance of any other obligation and any interest, right or power arising from any option, equity, preferential interest, adverse interest or third party claim or right of any kind and whether existing or agreed to be granted or created.

            Escrow Account means an interest bearing account with such bank or other financial institution in Bermuda as may be agreed between the Seller Representative and the Buyer in the name of the Agent as trustee for the Seller and the Buyer administered by the Agent in accordance with this agreement and the Escrow Deed.

            Escrow Account Balance means at the relevant time and from time to time, the principal amount credited to the Escrow Account (to avoid doubt, excluding any interest on that principal amount).

            Escrow Amount means an amount equal to $35 million.

            Escrow Amount Payment Date means each of:

            (a) the Escrow First Payment Date; and

            (b) the Escrow Second Payment Date.

            Escrow Buyer Claim Or Action means a Buyer Claim Or Action notified under clause 9.4 ("Notice of Claims") where the notice includes an election under clause 9.4(d).

            Escrow Deed means the escrow deed referred to in clause 5.18(c).

            Escrow First Payment Date means 1 March 2005.

            Escrow Second Payment Date means 28 February 2006.

            Estimated Net Tangible Assets means the amount estimated by the Seller as the amount of the Net Tangible Assets at Adjustment Statement Date, being $68,831,000, as set out in Schedule 6 ("Adjustment Statement").

            Estimated Purchase Price means an amount equal to the sum of the Goodwill Amount and the Estimated Net Tangible Assets.

            Excluded Information means Confidential Information which:

            (a) is in or becomes part of the public domain other than through breach of this agreement or an obligation of confidence owed to the Disclosing Party or any Related Entity of the Disclosing Party;

            (b) the Receiving Party can prove by contemporaneous written documentation was already known to it at the time of disclosure by the Disclosing Party or its Related Entities or Representatives (unless such knowledge arose from disclosure of information in breach of an obligation of confidentiality); or

            (c) the Receiving Party acquires from a source other than the
                Disclosing Party or any Related Entity or Representative of the Disclosing Party where such source is entitled to disclose it.

            FIRB means the Foreign Investment Review Board of Australia.

            Fundamental Claim means any Warranty Claim for breach of a Fundamental Warranty.

            Fundamental Warranty means each of the Warranties in sections 1, 2 and 3 of the Warranties set out in Schedule 5 ("Warranties").

            General Claim means any Warranty Claim which is not a Fundamental Claim.

            Goodwill Amount means the amount of $437,426,000.

            Government Agency means any government, governmental, semi-governmental, administrative, fiscal or judicial body department, commission, authority, tribunal, agency or entity in any jurisdiction of incorporation of any Group Company or to which any Group Company is subject and includes any other person authorised by law to give consents or impose requirements in connection with the Environment.

            Group means the Company and the Subsidiaries.

            Group Company means any member of the Group.

            GST Act means the A New Tax System (Goods and Services Tax) Act
            1999.

            GST, GST Law have the meanings used in the GST Act or any replacement, recoupment or other relevant legislation and regulations, except that "GST Law" also includes any applicable rulings issued by the Commissioner of Taxation and any value added Tax, consumption Tax or indirect Tax law having a similar or corresponding object or effect to the GST Law (within the meaning in the GST Act) in any jurisdiction. Any reference to GST payable by the Seller includes any GST payable by the representative member of any GST group of which the Seller is a member.

            Hagemeyer Contracts and Hagemeyer Disclosure Letter means the "Share Sale Agreement" between Tech Pacific International B.V., Techpac Pty Limited, Hagemeyer N.V., Hagemeyer Caribbean Holding N.V. and Techpac Holdings Limited dated 12 June 2003 and the "New Zealand Share Sale Agreement" between Tech Pacific Australia Pty Limited, Tech Pacific Holdings Pty Limited, Tech Pacific Holdings (NZ) Limited dated 12 June 2003 and the disclosure letter from Techpac Pty Limited and Tech Pacific International B.V. dated 12 June 2003 annexed to this agreement as Annexure D.

            Hagemeyer Sale Agreement means the "Share Sale Agreement" referred to in the definition of Hagemeyer Contracts and Hagemeyer Disclosure Letter.

            Incoming Directors means the persons nominated by the Buyer (by written notice to the Seller Representative at least 5 Business Days prior to the Completion Date) to be directors and officers of the Company and/or any Subsidiary from Completion.

            Incoming Secretaries means the persons nominated by the Buyer (by written notice to the Seller Representative at least 5 Business Days prior to the Completion Date) to be a company secretary of the Company and/or any Subsidiary from Completion.

            Independent Expert has the meaning given in clause 5.14(c) ("Adjustment Amount disputes").

            Information means all information regardless of its material form relating to or developed in connection with:

            (a) the business, technology or other affairs of the Disclosing
                Party or any Related Entity of the Disclosing Party, or in the case of the Seller only, the Group or any Group Company; or

            (b) any systems, technology, ideas, concepts, know-how, techniques, designs, specifications, blueprints, tracings, diagrams, models, functions, capabilities and designs (including computer software, manufacturing processes or other information embodied in drawings or specifications), intellectual property or any other information which is marked "confidential" or is otherwise indicated to be subject to an obligation of confidence owned or used by or licensed to the Disclosing Party or a Related Entity of the Disclosing Party, or in the case of the Seller only, the Group or any Group Company.

            A person is Insolvent if:

            (a) it is (or states that it is) an insolvent under administration or insolvent (each as defined in the Corporations Act); or

            (b) it has had a Controller appointed or is in liquidation, in provisional liquidation, under administration or wound up or has had a Receiver appointed to any part of its property; or

            (c) it is subject to any arrangement, assignment, moratorium or composition, protected from creditors under any statute or dissolved (in each case, other than to carry out a reconstruction or amalgamation while solvent on terms approved by the other parties to this agreement); or

            (d) an application or order has been made (and in the case of an application, it is not stayed, withdrawn or dismissed within 30 days), resolution passed, proposal put forward, or any other action taken, in each case in connection with that person, which is preparatory to or could result in any of (a), (b) or (c) above; or

            (e) it is taken (under section 459F(1) of the Corporations Act) to have failed to comply with a statutory demand; or

            (f) it is the subject of an event described in section 459C(2)(b) or section 585 of the Corporations Act (or it makes a statement from which another party to this agreement reasonably deduces it is so subject); or

            (g) it is otherwise unable to pay its debts when they fall due; or

            (h) something having a substantially similar effect to (a) to (g)
                happens in connection with that person under the law of any jurisdiction.

            Law includes:

            (a) any law, regulation, authorisation, ruling, judgment, order or decree of any Governmental Agency; and

            (b) any statute, regulation, proclamation, ordinance or by-law in:

                (i) Australia; or

               (ii) any other jurisdiction.

            Liability means any liability (whether actual, contingent or prospective), including for any Loss irrespective of when the acts, events or things giving rise to the liability occurred.

            Loss means all damage, loss, cost, and expense (including legal costs and expenses of whatsoever nature or description).

            Management Seller means each of the Sellers other than CVC Capital Partners Asia Pacific LP, Asia Investors LLC and Hagemeyer Caribbean Holding NV.

            Management Seller Representative means either of Shailendra Gupta or Guy Freeland.

            Material Contract means a contract which is material to the business of any Group Company.

            Material Operating Subsidiaries means Tech Pacific Australia Pty Limited, Tech Pacific (N.Z.) Limited, First Tech Pacific Distributors Sdn Bhd, Tech Pacific (Singapore) Limited, Tech Pacific (Thailand) Co. Limited, Tech Pacific (HK) Limited, Tech Pacific India Limited and Tech Pacific India (Exports) Pte Limited.

            Mezzanine Agreement means the subordinated subscription agreement dated 11 June 2003 (as subsequently amended) under which Techpac Holdings (Australia) Pty Limited and Tech Pacific Holdings (NZ) Limited borrow certain amounts from the Participants (as those persons are described in that agreement).

            Mezzanine Debt Amount means the amount required to repay in full the Mezzanine Loan including any interest (including PIK interest) and any prepayment penalties required to be made on such repayment in full on the Completion Date.

            Mezzanine Lenders means the Participants (as those persons are described in the Mezzanine Agreement).

            Mezzanine Loan has the meaning it has in the Mezzanine Agreement.

            Net Tangible Assets means the consolidated net tangible assets of the Group as at the relevant date calculated as the amount of "Shareholders equity" less the amount of "Intangible Assets" shown in the relevant consolidated balance sheet of the Group.

            Net Tangible Assets at Adjustment Statement Date means the amount of the Net Tangible Assets at the Adjustment Statement Date as shown in the Adjustment Statement.

            Notional Interest Amount means:

            (a) if the Scheduled Completion Date is on or before the 15th day of a calendar month, an amount equal to notional interest of 9% per annum (accruing on a daily basis based on a 365 day year) on the Estimated Purchase Price for the period from and including the day after the Adjustment Statement Date to and including the Completion Date; and

            (b) if the Scheduled Completion Date is after the 15th day of a calendar month, an amount equal to $NIL.

            Ordinary Shares means the Shares that are ordinary shares in the capital of the Company.

            Outstanding Escrow Buyer Claims Or Actions means Agreed Claims that are unpaid at the relevant Escrow Amount Payment Date and Unagreed Claims to the extent of Claimed Amounts that are unpaid at the relevant Escrow Amount Payment Date.

            Permitted Encumbrance means the Encumbrances listed in Annexure C.

            Personal Information means information or an opinion (including information or an opinion forming part of a database), whether true or not, and whether recorded in a material form or not, about an individual whose identity is apparent, or can reasonably be ascertained, from the information or opinion.

            Personal Warranties means the Warranties in sections 1.2 to 1.6 (inclusive), 2.1 to 2.5 (inclusive), 13 and 15 in Schedule 5 ("Warranties").

            PIK Interest has the meaning it has in the Mezzanine Agreement.

            Preference Shares means the Shares that are redeemable preference shares in the capital of the Company.

            Privacy Laws means:

            (a) the Privacy Act 1988 (Cwlth) of Australia;

            (b) any other requirement under Australian or any other
                jurisdiction's law, industry code, policy or statement relating to the handling of Personal Information and applicable to any Group Company.

            Public Register Information means all information which is available publicly 3 Business Days before the date of this agreement by performing the searches set out in Schedule 9 ("Public Register Information").

            Purchase Price means the aggregate consideration payable for the Shares calculated in accordance with clause 2.1 ("Purchase Price").

            Receiver includes a receiver or a receiver and manager.

            Receiving Party means the recipient of Confidential Information.

            Records means originals and copies, in machine readable or printed form, of all books, files, reports, records, correspondence, documents and other material of or relating to or used in connection with the Group including:

            (a) minute books, statutory books and registers including the
                Company's share register and directors and officers register, books of account and copies of taxation returns;

            (b) sales literature, market research reports, brochures and other promotional material (including printing blocks, negatives, sound tracks and associated material);

            (c) all sales and purchasing records, contracts, designs and working papers;

            (d) all trading and financial records; and (e) lists of all regular suppliers and customers.

            Related Body Corporate has the meaning it has in the Corporations
            Act.

            Related Entity has the meaning it has in the Corporations Act.

            Remaining Debt means all indebtedness of or other financial accommodation to the Group Companies at Completion (including securitisation programmes) except for that relating to the Mezzanine Loan.

            Representative of a party includes an employee, agent, officer, director, adviser, partner, joint venturer or sub-contractor of that party.

            Respective Proportion in relation to a Seller, means that percentage of the relevant amount calculated as:

                                                A
            a Seller's Respective Proportion = ---
                                                B

            expressed as a percentage where:

            A = the amount of the Purchase Price payable to the Seller for all its Shares calculated in accordance with clause 2.2 ("Allocation of Purchase Price"); and

            B = the Purchase Price.

            Restraint Area means Australia, Hong Kong, India, Malaysia, New Zealand, Singapore and Thailand.

            Restraint Period means the period 2 years from the date of the Completion Date.

            Retiring Directors means the existing directors and officers of the Company and each Subsidiary.

            Retiring Secretaries means the existing company secretaries of the Company and each Subsidiary.

            Revenue Authority means any taxing or other authority responsible for the implementation, administration, collection, or enforcement of Taxation in any applicable jurisdiction.

            Scheduled Completion Date means:

            (a) if the Unconditional Date is on or before the 15th day of a calendar month, that day (or if not a Business Day, the next Business Day); and

            (b) if the Unconditional Date is after the 15th day of a calendar month, the last day of that calendar month, except that if the Unconditional Date is after 15 December 2004, 4 January 2005.

            Securities means shares, debentures, stocks, bonds, notes, interests in a managed investment scheme, units, warrants, options, derivative instruments or any other securities.

            Seller means each of the persons listed in Schedule 1 ("Seller Details").

            Seller Representative means CVC Capital Partners Asia Pacific LP and Asia Investors LLC.

            Shareholders Agreement Termination Deed means the termination deed between the parties to the Shareholders Agreement relating to the Company dated 12 June 2003, terminating that shareholders agreement with effect from Completion and releasing the Company from any Claims which any shareholder in the Company may have now or in future in connection with that shareholders agreement.

            Shares means all of the issued shares (of any class) in the capital of the Company and Share means any one of those shares.

            Stocktake means the stocktake referred to in clause 5.2
            ("Stocktake").

            Subsidiaries means any subsidiaries of the Company and Subsidiary means any one of those bodies corporate.

            Tax means any tax, levy, charge, impost, duty, fee, deduction, compulsory loan or withholding, which is assessed, levied, imposed or collected by any Government Agency in any jurisdiction and includes, but is not limited to any interest, fine, penalty, charge, fee or any other amount imposed on, or in respect of any of the above and Taxes and Taxation have corresponding meanings.

            Tax Act means as the context requires, the Income Tax Assessment Act 1936 and/or the Income Tax Assessment Act 1997 and, to the extent applicable, the Taxation Administration Act 1953 and includes Tax laws having a similar or corresponding object or effect in any jurisdiction.

            Tax Group means any group of entities treated for Tax purposes in any jurisdiction as a group consolidated for Tax purposes.

            Tax Law means:

            (a) as the context requires, any one or more of the Income Tax
                Assessment Act 1936 (C'th), the Income Tax Assessment Act 1997 (C'th), the Fringe Benefits Tax Assessment Act 1986, the Taxation Administration Act 1953, the International Tax Agreements Act 1953 and Commonwealth tax rates Acts, together with all regulations and subordinate legislation made under or relating to those Acts, and includes Tax laws having a similar or corresponding object or effect in any jurisdiction; and

            (b) includes Taxation legislation in force from time to time relating to the assessment, imposition and collection of Taxes, the administration of that Taxation legislation, and all subordinate legislation, regulations and instruments made under or relating to such legislation, and includes Tax laws having a similar or corresponding object or effect in any jurisdiction.

            Tax Period means income year, Tax year, franking year under the Tax Law and/or tax period under the GST Law, as applicable, and any part of any such period or year (including a substituted accounting period) or any period or time relevant to Taxation.

            Tax Return means any declaration, form, notice, document, schedule, instrument, report, information, claim for refund, application, information return or statement relating to Taxes filed or lodged, physically, electronically or by other means, in any jurisdiction in connection with or for purposes of the assessment, refund, self-assessment or imposition of Tax with respect to any Tax payable under any Tax Law, by withholding, instalment, set-off or payment, in relation to any Tax Period in any applicable jurisdiction.

            Tax Warranty means the warranties given by the Sellers set out in section 11 of Schedule 5 ("Warranties").

            Trade Practices Act means the Trade Practices Act 1974 ("Cwlth") of Australia.

            Treasurer means the Treasurer of the Commonwealth of Australia.

            Unagreed Claim means any Escrow Buyer Claim Or Action that is not an Agreed Claim.

            Unconditional Date means the first Business Day after all of the Conditions Precedent are satisfied or waived.

            US GAAP means accounting principles generally accepted in the United States of America.

            US GAAP Financial Statements means:

            (a) audited consolidated financial statements of the Group for the year ended 31 December 2003 and unaudited consolidated financial statements for the 9 month periods to 30 September 2003 and 30 September 2004; and

            (b) if the pre-tax income (in US dollars) of the Group calculated in accordance with US GAAP for the year ended 31 December 2003 is more than US$46.3 million, audited consolidated financial statements of the Group for the year ended 31 December 2002, prepared by the Company in accordance with US GAAP and Regulation S-X of the 1934 Securities Exchange Act.

            Warranties means the warranties and representations set out in
            Schedule 5 ("Warranties") and Warranty has a corresponding meaning. Warranty Claim means any Claim for breach of any of the Warranties.

25.2        References to certain general terms

            Unless the contrary intention appears, a reference in this agreement to:

            (a) (clauses, annexures and schedules) a clause, annexure or schedule is a reference to a clause in or annexure or schedule to this agreement;

            (b) (variations or replacements) a document (including this agreement) includes any variation or replacement of it;

            (c) (reference to statutes) a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

            (d) (singular includes plural) the singular includes the plural and vice versa;

            (e) (person) the word "person" includes an individual, a firm, a body corporate, a partnership, joint venture, an unincorporated body or association, or any Government Agency;

            (f) (executors, administrators, successors) a particular person includes a reference to the person's executors, administrators, successors, substitutes (including persons taking by novation) and assigns;

            (g) (two or more persons) an agreement, representation or Warranty in favour of two or more persons is for the benefit of them jointly and each of them individually;

            (h) (jointly and individually) an agreement, representation or warranty on the part of two or more persons binds them jointly and each of them individually but an agreement, representation or warranty of the Seller binds each Seller individually only;

            (i) (dollars) Australian dollars, dollars, $ or A$ is a reference to the lawful currency of Australia;

            (j) (calculation of time) if a period of time dates from a given day or the day of an act or event, it is to be calculated exclusive of that day;

            (k) (reference to a day) a day is to be interpreted as the period of time commencing at midnight and ending 24 hours later;

            (l) (accounting terms) an accounting term in respect of a
                corporation is a reference to that term as it is used in Australian Accounting Standards in respect of a corporation or, if not inconsistent with those standards, in accounting principles and practices generally accepted in the place of incorporation of the corporation;

            (m) (reference to a group of persons) a group of persons or things is a reference to any two or more of them jointly and to each of them individually;

            (n) (meaning not limited) the words "include", "including", "for example" or "such as" are not used as, nor are they to be interpreted as words of limitation, and when introducing an example, do not limit the meaning of the words to which the example relates to that example or examples of a similar kind;

            (o) (next day) if an act under this agreement to be done by a party on or by a given day is done after 5.30 pm on that day, it is taken to be done on the next day;

            (p) (next Business Day) if an event must occur on a stipulated day which is not a Business Day then the stipulated day will be taken to be the next Business Day;

            (q) (time of day) time is a reference to Sydney time;

            (r) (reference to anything) anything (including any amount) is a reference to the whole and each part of it;

            (s) (indemnity) references to "indemnify" or "indemnifying" (and other grammatical forms of that word) any person against any circumstance or occurrence will be construed to include indemnifying and keeping indemnified that person and holding that person harmless to the fullest extent permitted by law from and against all demands, claims, actions, suits, proceedings, judgments, orders and decrees from time to time made or taken against or affecting that person and all Liabilities, whatsoever and howsoever made, suffered or incurred by that person as a consequence of or which would not have arisen but for that circumstances or occurrence;

            (t) (knowledge of Buyer) any statement expressed to be qualified by reference to the knowledge or awareness of the Buyer is deemed to be qualified by reference only to the actual knowledge, belief and awareness of the following persons: Kent Foster, Greg Spierkel, Tom Madden, Larry Boyd, Chris Arscott, Laurence O'Loughlin, Bill Humes, Alain Monie, Ken Miltimore, Edmond Cheung, David Minns and Sean Fort; and

            (u) (knowledge of Seller) where any Warranty is expressed to be made in terms of "So far as the Seller is aware" or "to the best of the knowledge, information or belief of the Seller" or similar phrases, the Seller is deemed to have the knowledge only of anything of which any of the directors of the Company, the Chief Executive Officer, the Chief Financial Officer, the Chief Information Officer, the Country Managers of the Group and the Country Chief Financial Officers of the Group has actual knowledge after giving careful consideration and making due enquiry in relation to the Warranties or provisions concerned.

25.3        Headings

            Headings (including those in brackets at the beginning of paragraphs) are for convenience only and do not affect the interpretation of this agreement.

EXECUTED as an agreement.

Project Phoenix - Share Sale Agreement

Schedule 1 - Seller details

--------------------------------------------------------------------------------
Name                                                       Address
--------------------------------------------------------------------------------
CVC Capital Partners Asia Pacific
LP                                                        [omitted]
--------------------------------------------------------------------------------
Asia Investors LLC                                        [omitted]
--------------------------------------------------------------------------------
Hagemeyer Caribbean Holding NV                            [omitted]
--------------------------------------------------------------------------------
Shailendra Gupta                                          [omitted]
--------------------------------------------------------------------------------
Guy Anthony Freeland                                      [omitted]
--------------------------------------------------------------------------------
Ramesh Mullappillil Nair                                  [omitted]
--------------------------------------------------------------------------------
Kerry Alexander Peart-Baillie                             [omitted]
--------------------------------------------------------------------------------
Jaishankar Krishnan                                       [omitted]
--------------------------------------------------------------------------------
Anthony Roy Butler                                        [omitted]
--------------------------------------------------------------------------------
Michael Lee Kim Ming                                      [omitted]
--------------------------------------------------------------------------------
Daniel Chan Jenn Yaw                                      [omitted]
--------------------------------------------------------------------------------
Weera Wongsapkana                                         [omitted]
--------------------------------------------------------------------------------
Geoffrey William Kinghorn and
Janine Kinghorn as trustees for the
Geoff Kinghorn Superannuation
Fund                                                      [omitted]
--------------------------------------------------------------------------------
Graham Pickles                                            [omitted]
--------------------------------------------------------------------------------
Anthony Roy Butler as trustee for the
Norgrove Farm Trust                                       [omitted]
--------------------------------------------------------------------------------
Keith Jerome Pinto                                        [omitted]
--------------------------------------------------------------------------------
Walters Consulting Services Pty
Limited as trustee for Walters Family
Trust                                                     [omitted]
--------------------------------------------------------------------------------
Narelle Velling                                           [omitted]
--------------------------------------------------------------------------------
Lorraine Cowan                                            [omitted]
--------------------------------------------------------------------------------
Patricia Zdenka Unkovich                                  [omitted]
--------------------------------------------------------------------------------
Marlene Thomson                                           [omitted]
--------------------------------------------------------------------------------
Mark A Franklin and Narelle Robyn
Franklin as trustees for the
M Franklin Superannuation Fund                            [omitted]
--------------------------------------------------------------------------------
Elizabeth Wolahan                                         [omitted]
--------------------------------------------------------------------------------
Simon Epeli Kacimaiwai                                    [omitted]
--------------------------------------------------------------------------------
Sirius Laboratories Pty Ltd as trustee
for The Cottrell Superannuation Fund                      [omitted]
--------------------------------------------------------------------------------
Lynette Anne Deutrom                                      [omitted]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Name                                                       Address
--------------------------------------------------------------------------------
Paul Joseph Williams and Shelley
May Caroline Williams as trustee for
The Williams Superannuation Fund                          [omitted]
--------------------------------------------------------------------------------
Suzanne Phyllis Tenaglia                                  [omitted]
--------------------------------------------------------------------------------
Stewart Leslie Goodier and Sylvie
France Goodier                                            [omitted]
--------------------------------------------------------------------------------
Glenn David Coutts                                        [omitted]
--------------------------------------------------------------------------------
Michelle Marilyn Tolmie                                   [omitted]
--------------------------------------------------------------------------------
Dipak Ashar                                               [omitted]
--------------------------------------------------------------------------------
K Venkat                                                  [omitted]
--------------------------------------------------------------------------------
Sanjay Achawal                                            [omitted]
--------------------------------------------------------------------------------
M Mohapatra                                               [omitted]
--------------------------------------------------------------------------------
Bimal Das                                                 [omitted]
--------------------------------------------------------------------------------
Atul Gaur                                                 [omitted]
--------------------------------------------------------------------------------
Sanjay Mittal                                             [omitted]
--------------------------------------------------------------------------------
Aloysius Fernandes                                        [omitted]
--------------------------------------------------------------------------------
Pankaj Gauba                                              [omitted]
--------------------------------------------------------------------------------
Harish Laddha                                             [omitted]
--------------------------------------------------------------------------------
Blase D'Souza                                             [omitted]
--------------------------------------------------------------------------------
Ketan Doshi                                               [omitted]
--------------------------------------------------------------------------------
Jayant Rastogi                                            [omitted]
--------------------------------------------------------------------------------
F A Faruqui                                               [omitted]
--------------------------------------------------------------------------------
Cyrus Patel                                               [omitted]
--------------------------------------------------------------------------------
K Rajan                                                   [omitted]
--------------------------------------------------------------------------------
Vivienne Larsen                                           [omitted]
--------------------------------------------------------------------------------
Martyn James Smith                                        [omitted]
--------------------------------------------------------------------------------
Gary Stephen Bigwood                                      [omitted]
--------------------------------------------------------------------------------
William Stark                                             [omitted]
--------------------------------------------------------------------------------
Scott Cowen                                               [omitted]
--------------------------------------------------------------------------------
Bruce Pain                                                [omitted]
--------------------------------------------------------------------------------
Rick Jansen                                               [omitted]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Name                                                       Address
--------------------------------------------------------------------------------
Lawrence Lee Man Lung                                     [omitted]
--------------------------------------------------------------------------------
Simon Cheung Chan Yuen                                    [omitted]
--------------------------------------------------------------------------------
Khuen Chee Wong                                           [omitted]
--------------------------------------------------------------------------------
Andrew Tan Woo Chye                                       [omitted]
--------------------------------------------------------------------------------
Esther Teo Hui Ling                                       [omitted]
--------------------------------------------------------------------------------
Rosalind Quek Gek Lin                                     [omitted]
--------------------------------------------------------------------------------
Jonathan To Poh Teck                                      [omitted]
--------------------------------------------------------------------------------
June Foo Ting Ting                                        [omitted]
--------------------------------------------------------------------------------
Richard Ng Choon Chuat                                    [omitted]
--------------------------------------------------------------------------------
Tay Boon Tiang                                            [omitted]
--------------------------------------------------------------------------------
Chen Choong Fatt                                          [omitted]
--------------------------------------------------------------------------------
Richard Peh Teck Meng                                     [omitted]
--------------------------------------------------------------------------------
Sidtra Chanprom                                           [omitted]
--------------------------------------------------------------------------------
Theerasak Jindapanpong                                    [omitted]
--------------------------------------------------------------------------------
Montri Satchamane                                         [omitted]
--------------------------------------------------------------------------------
Peerapong Pornpramintr                                    [omitted]
--------------------------------------------------------------------------------
Pillutla Ganesh                                           [omitted]
--------------------------------------------------------------------------------
Sunil Sawant                                              [omitted]
--------------------------------------------------------------------------------
Choo Hock Leong                                           [omitted]
--------------------------------------------------------------------------------
Janine Kinghorn                                           [omitted]
--------------------------------------------------------------------------------

Project Phoenix - Share Sale Agreement

Schedule 2 - Shares

The Shares in the Company are held by the Seller as follows:

--------------------------------------------------------------------------------
                                                      Number          Number of
                                                   of Ordinary        Preference
 No.                  Shareholder                     Shares            Shares
--------------------------------------------------------------------------------
  1  CVC Capital Partners Asia                        387,556         59,051,611
     Pacific LP
--------------------------------------------------------------------------------
  2  Asia Investors LLC                               193,778         29,525,805
--------------------------------------------------------------------------------
  3  Hagemeyer Caribbean Holding                      315,000         47,801,250
     NV
--------------------------------------------------------------------------------
  4  Shailendra Gupta                                  18,780             34,091
--------------------------------------------------------------------------------
  5  Guy Anthony Freeland                               9,024             25,340
--------------------------------------------------------------------------------
  6  Ramesh Mullappillil Nair                           3,000             39,445
--------------------------------------------------------------------------------
  7  Kerry Alexander Peart-Baillie                      8,300              5,283
--------------------------------------------------------------------------------
  8  Jaishankar Krishnan                                4,000             42,520
--------------------------------------------------------------------------------
  9  Anthony Roy Butler                                 7,000
--------------------------------------------------------------------------------
 10  Michael Lee Kim Ming                               3,000             68,571
--------------------------------------------------------------------------------
 11  Daniel Chan Jenn Yaw                               3,000             25,744
--------------------------------------------------------------------------------
 12  Weera Wongsapkana                                  1,600             46,400
--------------------------------------------------------------------------------
 13  Geoffrey William Kinghorn and                      3,000             12,000
     Janine Kinghorn as trustees for
     the Geoff Kinghorn
     Superannuation Fund
--------------------------------------------------------------------------------
 14  Graham Pickles                                     3,666            196,334
--------------------------------------------------------------------------------
 15  Anthony Roy Butler as trustee                                        94,667
     for the Norgrove Farm Trust
--------------------------------------------------------------------------------
 16  Keith Jerome Pinto                                   500             14,500
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Number          Number of
                                                   of Ordinary        Preference
 No.                  Shareholder                     Shares            Shares
--------------------------------------------------------------------------------
 17  Walters Consulting Services                        1,100             31,900
     Pty Limited as trustee for
     Walters Family Trust
--------------------------------------------------------------------------------
 18  Narelle Velling                                    1,100             31,900
--------------------------------------------------------------------------------
 19  Lorraine Cowan                                     1,100             31,900
--------------------------------------------------------------------------------
 20  Patricia Zdenka Unkovich                             700             20,300
--------------------------------------------------------------------------------
 21  Marlene Thomson                                    1,100             31,900
--------------------------------------------------------------------------------
 22  Mark A Franklin and Narelle                        1,100             31,900
     Robyn Franklin as trustees for
     the M Franklin Superannuation
     Fund
--------------------------------------------------------------------------------
 23  Elizabeth Wolahan                                    500             14,500
--------------------------------------------------------------------------------
 24  Simon Epeli Kacimaiwai                               700             20,300
--------------------------------------------------------------------------------
 25  Sirius Laboratories Pty Ltd as                       700             20,300
     trustee for The Cottrell
     Superannuation Fund
--------------------------------------------------------------------------------
 26  Lynette Anne Deutrom                                 700             20,300
--------------------------------------------------------------------------------
 27  Paul Joseph Williams and                             700             20,300
     Shelley May Caroline Williams
     as trustee for The Williams
     Superannuation Fund
--------------------------------------------------------------------------------
 28  Suzanne Phyllis Tenaglia                             500             14,500
--------------------------------------------------------------------------------
 29  Stewart Leslie Goodier and                           167              4,833
     Sylvie France Goodier
--------------------------------------------------------------------------------
 30  Glenn David Coutts                                   500             14,500
--------------------------------------------------------------------------------
 31  Michelle Marilyn Tolmie                              333              9,667
--------------------------------------------------------------------------------
 32  Dipak Ashar                                        1,300             12,700
--------------------------------------------------------------------------------
 33  K Venkat                                           1,100             16,900
--------------------------------------------------------------------------------
 34  Sanjay Achawal                                     1,100             16,900
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Number         Number of
                                                    of Ordinary       Preference
 No.                  Shareholder                      Shares           Shares
--------------------------------------------------------------------------------
 35  M Mohapatra                                          800             13,200
--------------------------------------------------------------------------------
 36  Bimal Das                                            800             13,200
--------------------------------------------------------------------------------
 37  Atul Gaur                                            700             10,300
--------------------------------------------------------------------------------
 38  Sanjay Mittal                                        700             10,300
--------------------------------------------------------------------------------
 39  Aloysius Fernandes                                   700             10,300
--------------------------------------------------------------------------------
 40  Pankaj Gauba                                         600             17,400
--------------------------------------------------------------------------------
 41  Harish Laddha                                        600             17,400
--------------------------------------------------------------------------------
 42  Blase D'Souza                                        400             11,600
--------------------------------------------------------------------------------
 43  Ketan Doshi                                          500             14,500
--------------------------------------------------------------------------------
 44  Jayant Rastogi                                       190              5,510
--------------------------------------------------------------------------------
 45  F A Faruqui                                          400             11,600
--------------------------------------------------------------------------------
 46  Cyrus Patel                                          400             11,600
--------------------------------------------------------------------------------
 47  K Rajan                                              400             11,600
--------------------------------------------------------------------------------
 48  Vivienne Larsen                                    1,200             34,800
--------------------------------------------------------------------------------
 49  Martyn James Smith                                 1,100             31,900
--------------------------------------------------------------------------------
 50  Gary Stephen Bigwood                                 700             20,300
--------------------------------------------------------------------------------
 51  William Stark                                        700             20,300
--------------------------------------------------------------------------------
 52  Scott Cowen                                          700             20,300
--------------------------------------------------------------------------------
 53  Bruce Pain                                           700             20,300
--------------------------------------------------------------------------------
 54  Rick Jansen                                          700             20,300
--------------------------------------------------------------------------------
 55  Lawrence Lee Man Lung                              1,000             29,000
--------------------------------------------------------------------------------
 56  Simon Cheung Chan Yuen                               700             20,300
--------------------------------------------------------------------------------
 57  Khuen Chee Wong                                      830             24,070
--------------------------------------------------------------------------------
 58  Andrew Tan Woo Chye                                  670             19,430
--------------------------------------------------------------------------------
 59  Esther Teo Hui Ling                                  670             19,430
--------------------------------------------------------------------------------
 60  Rosalind Quek Gek Lin                                500             14,500
--------------------------------------------------------------------------------
 61  Jonathan To Poh Teck                                 500             14,500
--------------------------------------------------------------------------------
 62  June Foo Ting Ting                                   400             11,600
--------------------------------------------------------------------------------
 63  Richard Ng Choon Chuat                             1,000             29,000
--------------------------------------------------------------------------------
 64  Tay Boon Tiang                                       700             20,300
--------------------------------------------------------------------------------
 65  Chen Choong Fatt                                     500             14,500
--------------------------------------------------------------------------------
 66  Richard Peh Teck Meng                                300              8,700
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Number         Number of
                                                    of Ordinary       Preference
 No.                  Shareholder                      Shares           Shares
--------------------------------------------------------------------------------
 67  Sidtra Chanprom                                    1,000             29,000
--------------------------------------------------------------------------------
 68  Theerasak Jindapanpong                               300              8,700
--------------------------------------------------------------------------------
 69  Montri Satachamane                                   300              8,700
--------------------------------------------------------------------------------
 70  Peerapong Pornpramintr                               300              8,700
--------------------------------------------------------------------------------
 71  Pillutla Ganesh                                      105              3,045
--------------------------------------------------------------------------------
 72  Sunil Sawant                                         105              3,045
--------------------------------------------------------------------------------
 73  Choo Hock Leong                                    1,000             29,000
--------------------------------------------------------------------------------
 74  Janine Kinghorn                                      426              5,596
--------------------------------------------------------------------------------
     Total                                          1,000,000        137,996,887
--------------------------------------------------------------------------------

Share Sale Agreement

Schedule 3 - Form of officer release

Parties         Company and Officer
--------------------------------------------------------------------------------
Company         Name                                    #full name#
--------------------------------------------------------------------------------
                Reg. No./                               #ABN/ACN/ARBN#
                ABN/ACN/ARBN

                Address                                 #address#

                Fax                                     #fax number#

                Attention                               #position#
--------------------------------------------------------------------------------
Officer         Name                                    #full name#

                Address                                 #address#
--------------------------------------------------------------------------------
Recitals        A   The Officer is [a director/officer/the secretary] of #insert name and registered number/ACN# (the "Company").

                B The Officer will be resigning as [a director/officer/the secretary] of the Company on completion of the sale of Techpac Holdings Limited, a Company incorporated in Bermuda, to #name of Buyer# ("Completion").

                C The Company agrees to release the Officer on the terms set out in this deed.
--------------------------------------------------------------------------------

Date of deed    See Signing page

1           Release of Officer

            Subject to clause 3 and to the extent permitted by law, the Company agrees:

            (a) to unconditionally release the Officer from all rights and
                Claims relating to his employment with or his engagement by the Company; and

            (b) not to issue any proceedings in respect of rights and Claims relating to employment with or his engagement by the Company.

            The Officer may plead this deed in bar to any Claim or proceedings by the Company or any person claiming on their behalf in respect of Claims or any matter related thereto other than a Claim in relation to a breach of this deed by the Officer.

--------------------------------------------------------------------------------

2           Indemnity

            Subject to clause 3, the Company must indemnify the Officer against all Claims which the Company or any shareholder of the Company has or may have at any time against the Officer in respect of his employment with or engagement in the office referred to in Recital A by the Company and any conduct of the Officer involving or relating in any way whatsoever to other shareholders of the Company as at Completion.

            [Addition for Hong Kong only]

            provided that:

            (a) in respect of any civil proceedings brought against the Officer, judgment is given in favour of the Officer;

            (b) in respect of criminal proceedings brought against the Officer, the Officer is acquitted; or

            (c) in respect of any finding by a court that the Officer is or may be liable in respect of negligence, default, breach of duty or breach of trust, the court relieves him wholly from such liability for the reason that, having regard to the circumstances of the case, the Officer acted honestly and reasonably.

            [Addition for the British Virgin Island only]

            , provided that the Officer:

            (d) acted honestly and in good faith with a view to the best interests of the Company; and

            (e) in the case of criminal proceedings, had no reasonable cause to believe that his or her conduct was unlawful.

            [Addition for Singapore only]

            The Company must indemnify the Officer against all Claims which the Company or any shareholder of the Company has or may have at any time against the Officer in respect of his employment with or engagement in the office referred to in Recital A by the Company, except where any such claims arise due to any negligence, default or breach of duty or breach of trust of which the officer may be guilty in relation to the Company, and any conduct of the Officer involving or relating in any way whatsoever to other shareholders of the Company as at Completion, except where such conduct involves any negligence, default, breach of duty or breach of trust of which the officer may be guilty in relation to the Company.

--------------------------------------------------------------------------------
3           Limitation

            The release in clause 1 and the indemnity in clause 2 shall not apply in respect of any act or omission on the part of the Officer arising from the wilful misconduct, gross negligence or dishonesty of that Officer.

--------------------------------------------------------------------------------
4           Severability

            If the whole or any part of a provision of this deed is void, unenforceable or illegal in a jurisdiction it is severed for that jurisdiction. The remainder of this deed has full force and effect and the validity or enforceability of that provision in any other jurisdiction is not affected. This clause has no effect if the severance alters the basic nature of this deed or is contrary to public policy.

--------------------------------------------------------------------------------
5           Entire agreement

            This deed constitutes the entire agreement of the parties about its subject matter and supersedes all previous agreements, understandings and negotiations on that subject matter.

--------------------------------------------------------------------------------
6           General

6.1         Partial exercising of rights

            If a party does not exercise a right or remedy fully or at a given time, the party may still exercise it later.

6.2         Remedies cumulative

            The rights and remedies provided in this deed are in addition to other rights and remedies given by law independently of this agreement.

6.3         Rights and obligations are unaffected

            Rights given to the parties under this deed and the parties' liabilities under it are not affected by anything which might otherwise affect them by law.

6.4         Variation and waiver

            A provision of this deed or a right created under it, may not be waived or varied except in writing, signed by the party or parties to be bound.

6.5         Costs

            Each party must pay its reasonable legal costs and expenses in connection with the preparation, execution and completion of this deed.

6.6         Supervening legislation

            Any present or future legislation which operates to vary the obligations of a party in connection with this deed with the result that another party's rights, powers or remedies are adversely affected (including, by way of delay or postponement) is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.

6.7         Counterparts

            This deed may be executed in counterparts. All counterparts when taken together are to be taken to constitute one instrument.

            [Addition for Singapore only]

6.8         Contracts (Rights of Third Parties) Act

            A person who is not a party to this deed shall have no rights under the Contracts (Rights of Third Parties) Act (Cap. 53B) to enforce or enjoy the benefit of any term of this agreement.

--------------------------------------------------------------------------------
7           Governing law

7.1         Governing law

            This deed is governed by the law in force in #insert place#. Each party submits to the non-exclusive jurisdiction of the courts of that place.

7.2         Jurisdiction

            Each party submits to the non-exclusive jurisdiction of the courts of #insert place and courts of appeal from them. Each party waives any right it has to object to an Action being brought in those courts including, without limitation, by claiming that the Action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

7.3         Serving documents

            Without preventing any other method of service, any document in an Action may be served on a party by being delivered or left at that party's address in the Details.

--------------------------------------------------------------------------------
8           Interpretation

8.1         Definitions

            This meaning applies unless the contrary intention appears:

            Action means an action, dispute, Claim, demand, investigation, inquiry, prosecution, litigation, proceedings, arbitration, mediation or dispute resolution.

            Claim means any allegation, debt, cause of action, liability, claim, proceeding, suit or demand of any nature howsoever arising and whether present or future, fixed or unascertained, actual or contingent whether at law, in equity, under statute or otherwise and which either party has or may have against the other in connection with the cessation of the Officer's employment with or engagement by the Company.

            [Addition for New Zealand only]

            But does not include:

            (a) criminal liability; or

            (b) in the case of liability incurred in the Officer's capacity as a director, liability for breach of section 131 of the New Zealand Companies Act 1993 (the duty of directors to act in good faith and in the best interests of the Company); or

            (c) in the case of liability incurred in his capacity as an employee, liability for breach of any fiduciary duty of loyalty or honesty owed to the Company; or

            (d) any other liability of the Officer for which the giving of an indemnity is prohibited by law.

EXECUTED as a deed.

DATED:______________________

[Insert Execution clause for Australia]

EXECUTED by #COMPANY                    )
NAME (UPPERCASE)# in                    )
accordance with section 127(1) of the   )
Corporations Act 2001 (Cwlth) by        )
authority of its directors:             )
                                        )
                                        )
.........................................)    ...................................
Signature of director                   )    Signature of director/company
                                        )    secretary*
                                        )    *delete whichever is not applicable
                                        )
.........................................)    ...................................
Name of director (block letters)             Name of director/company secretary*
                                             (block letters)
                                             *delete whichever is not applicable


[Insert Execution clause for New Zealand]

EXECUTED by #COMPANY                    )
NAME (UPPERCASE)# by                    )
authority of its directors:             )
                                        )
                                        )

.........................................)
Signature of director                   )
                                        )    ...................................
                                        )    Signature of director
                                        )
                                        )
.........................................)    ...................................
Name of director (block letters)        )    Name of director (block letters)

[Insert Execution clause for Belgium]

EXECUTED by TP HOLDINGS BV by:          )
                                        )
                                        )
                                        )
.........................................)    ...................................
Signature of authorised representative  )    Signature of authorised
                                        )    representative
                                        )
                                        )
.........................................)    ...................................
Office held                             )    Office held
                                        )
                                        )
.........................................)    ...................................
Name of authorised representative       )    Name of authorised representative
(block letters)                         )    (block letters)


[Insert Execution clause for Philippines]

   EXECUTED by [insert company name]    )
                                        )
                                        )
                                        )
.........................................     ...................................
Signature of authorised representative       Signature of authorised
                                             representative


.........................................     ...................................
Office held                                  Office held


.........................................     ...................................
Name of authorised representative            Name of authorised representative
(block letters)                              (block letters)

[Insert Execution clause for Malaysia]

THE COMMON SEAL of #                    )
COMPANY NAME                            )
(UPPERCASE)# is duly affixed by         )
authority of its directors in the       )
presence of:


.........................................     ...................................
Signature of authorised person               Signature of authorised person


.........................................     ...................................
Office held                                  Office held


.........................................     ...................................
Name of authorised person (block letters)    Name of authorised person
                                             (block letters)


[Insert Execution clause for India]

EXECUTED by TP HOLDINGS                 )
BV is duly affixed by authority of its  )
directors in the presence of:           )
                                        )

.........................................
Signature of authorised person
                                             ...................................
                                             Signature of authorised person
.........................................
Office held
                                             ...................................
                                             Office held
.........................................
Name of authorised person (block letters)
                                             ...................................
                                             Name of authorised person
                                              (block letters)

[Insert Execution clause for Mauritius]

THE COMMON SEAL of                      )
#COMPANY NAME                           )
(UPPERCASE)# is duly affixed by         )
authority of its directors in the       )
presence of:


.........................................     ...................................
Signature of authorised person               Signature of authorised person


.........................................     ...................................
Office held                                  Office held


.........................................     ...................................
Name of authorised person (block letters)    Name of authorised person
                                             (block letters)


EXECUTED by #COMPANY                    )
NAME (UPPERCASE)# by                    )
authority of its directors:             )
                                        )
                                        )
.........................................)    ...................................
Signature of director                   )    Signature of director/company
                                        )    secretary*
                                        )    *delete whichever is not applicable

                                        )
.........................................)    ...................................
Name of director (block letters)        )    Signature of director/company
                                             secretary*
                                             *delete whichever is not applicable

[Insert Execution clause for Singapore]

THE COMMON SEAL of #                    )
COMPANY NAME                            )
(UPPERCASE)# is duly affixed by         )
authority of its directors in the       )
presence of:                            )


.........................................     ...................................
Signature of authorised person               Signature of authorised person


.........................................     ...................................
Office held                                  Office held


.........................................     ...................................
Name of authorised person (block letters)    Name of authorised person
                                             (block letters)


EXECUTED by TECH PACIFIC                )
(INDIA) LIMITED by authority of         )
its directors:                          )
                                        )
                                        )
.........................................)    ...................................
Signature of director                   )    Signature of director/company
                                        )    secretary*
                                        )    *delete whichever is not applicable
                                        )
                                        )
.........................................)    ...................................
Name of director (block letters)        )    Signature of director/company
                                        )    secretary*
                                        )    *delete whichever is not applicable

[Insert Execution clause for Hong Kong]

THE COMMON SEAL of TECH                 )
PACIFIC (HONG KONG)                     )
LIMITED is duly affixed by              )
authority of its directors in the       )
presence of:                            )


.........................................     ...................................
Signature of authorised person               Signature of authorised person


.........................................     ...................................
Office held                                  Office held


.........................................     ...................................
Name of authorised person (block letters)    Name of authorised person
                                             (block letters)


[Insert Execution clause for British Virgin Islands]

THE COMMON SEAL of TECH                 )
PACIFIC ASIA LIMITED is duly            )
affixed by authority of its directors in)
the presence of:                        )


.........................................     ...................................
Signature of authorised person               Signature of authorised person


.........................................     ...................................
Office held                                  Office held


.........................................     ...................................
Name of authorised person (block letters)    Name of authorised person
                                             (block letters)

[Insert Execution clause for Bermuda]
THE COMMON SEAL of                      )
TECHPAC HOLDINGS LIMITED                )
is duly affixed by authority of its     )
directors in the presence of:           )


.........................................     ...................................
Signature of authorised person               Signature of authorised person


.........................................     ...................................
Office held                                  Office held


.........................................     ...................................
Name of authorised person (block letters)    Name of authorised person
                                             (block letters)

Schedule 4 - Company and Subsidiaries

Part 1: Company

------------------------------------------------------------------------------------------------------------------------------------
Name of Company    Registration No.  Place of        Registered        Issued             Directors              Company Secretary
                                     incorporation   office            capital
------------------------------------------------------------------------------------------------------------------------------------
Techpac Holdings   EC No 33664       Bermuda         Clarendon House,  1,000,000          Andrew Cummins         Scott H Davis
Limited                                              2 Church Street,  ordinary shares    Dawn C Griffiths
                                                     Hamilton HM 11                       (alternate)            Michael Ashford
                                                                       137,996,887        Percy King             (Assistant
                                                                       preference shares  Tonya Marshall         Secretary)
                                                                                          Graham Pickles
                                                                                          David Ross
                                                                                          Stephen J Rossiter
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                                  81

Share Sale Agreement

Part 2:     Subsidiaries

The Subsidiaries of the Company are as follows:

------------------------------------------------------------------------------------------------




Name of             Registration    Place of
subsidiary          No.             incorporation   Registered office      Issued capital
------------------------------------------------------------------------------------------------
Techpac             ACN 104         Australia       61-71 Dunning Avenue   45,500,000 A
Holdings            960 465                         Rosebery NSW 2018      class redeemable
(Australia) Pty                                                            preference shares
Limited
------------------------------------------------------------------------------------------------
                                                                           1,000,000
                                                                           ordinary shares

------------------------------------------------------------------------------------------------




Tech Pacific        ABN 37 000      Australia       61-71 Dunning Avenue   20,000 ordinary
Australia Pty       628 400                         Rosebery NSW 2018      shares
Limited


                                                                           618,570 redeemable
                                                                           preference shares






------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                       Beneficial
                                       owners of
                                       of shares
                                       (if not the
Name of            Registered          registered
subsidiary         shareholders        shareholders)   Directors           Company Secretary
--------------------------------------------------------------------------------------------
Techpac            TP Holdings NV -                    Guy Anthony         None
Holdings           45,500,000                          Freeland
(Australia) Pty    A class redeemable
Limited            preference shares
--------------------------------------------------------------------------------------------
                   TP Holdings NV -                    Shailendra Gupta
                   1,000,000 ordinary
                   shares
--------------------------------------------------------------------------------------------
                                                       Geoffrey Kinghorn

                                                       Kerry Alexander
                                                       Peart- Baillie
Tech Pacific       Tech Pacific                        Shailendra Gupta    Geoffrey Kinghorn
Australia Pty      Holdings Pty
Limited            Limited - 20,000
                   ordinary shares

                   Tech Pacific                        Kerry Alexander
                   Holdings Pty                        Peart-Baillie
                   Limited - 618,570
                   redeemable
                   preference shares
                                                       Guy Anthony
                                                       Freeland
                                                       Geoffrey Kinghorn
--------------------------------------------------------------------------------------------

                                                                                          82

------------------------------------------------------------------------------------------------




Name of             Registration    Place of
subsidiary          No.             incorporation   Registered office      Issued capital
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Tech Pacific        ABN 49 002      Australia       61-71 Dunning Avenue   429,120 A class
Holdings Pty        956 096                         Rosebery NSW 2018      redeemable
Limited                                                                    preference shares
------------------------------------------------------------------------------------------------
                                                                           50,000 B class
                                                                           redeemable
                                                                           preference shares
------------------------------------------------------------------------------------------------
                                                                           64,820 C class
                                                                           redeemable
                                                                           preference shares
------------------------------------------------------------------------------------------------
                                                                           188,096 D class
                                                                           redeemable
                                                                           preference shares
------------------------------------------------------------------------------------------------
                                                                           24,975,650 ordinary
                                                                           shares

------------------------------------------------------------------------------------------------
Tech Pacific        (2) 5519/2538    Thailand       No 75 Soi Rubia,       1,000,000 shares
(Thailand)                                          White Group 2          10th with a par value
Company Limited                                     Building, floor,       100 baht each
                                                    Sukhumvit 42
                                                    Road, Kwang
                                                    Phrakhanong,
                                                    Khet Klongtoey,
                                                    Bangkok
                                                    Metropolis


------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                    Beneficial
                                                    owners of
                                                    of shares
                                                    (if not the
Name of             Registered                      registered
subsidiary          shareholders                    shareholders)   Directors                Company Secretary
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
 Tech Pacific       Techpac Holdings (Australia)                    Shailendra Gupta         Geoffrey Kinghorn
Holdings Pty        Pty Limited - 429,120 A class
Limited             redeemable preference shares
---------------------------------------------------------------------------------------------------------------
                    Techpac Holdings (Australia)                    Guy Anthony Freeland
                    Pty Limited - 50,000 B class
                    redeemable preference shares
---------------------------------------------------------------------------------------------------------------
                    Techpac Holdings (Australia)                    Kerry Alexander
                    Pty Limited - 64,820 C class                    Peart-Baillie
                    redeemable preference shares
---------------------------------------------------------------------------------------------------------------
                    Techpac Holdings (Australia)
                    Pty Limited - 188,096 D class
                    redeemable preference shares
---------------------------------------------------------------------------------------------------------------
                    Techpac Holdings (Australia)
                    Pty Limited - 24,975,650
                    ordinary shares
---------------------------------------------------------------------------------------------------------------
Tech Pacific        Techpac Holdings Limited -                      Mr Shailendra Gupta      None
(Thailand)           of  999,994 shares
Company Limited



                    Mr Graham Lay Pickhurst - 1                     Mr Guy Anthony
                    share                                           Freeland
                    Mr Shailendra Gupta - 1 share                   Mr Weera Wongsabkhana
                    Mr Guy Anthony Freeland - 1                     Mr Sitdra Chandphrom
                    share
                    Ms Pasukee Sombatthanasuk - 1
                    share
---------------------------------------------------------------------------------------------------------------

                                                                                                        83

--------------------------------------------------------------------------------------------------------------------------------


Name of             Registration    Place of
subsidiary          No.             incorporation     Registered office    Issued capital       Registered shareholders
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Mr Weera Wongsabkhana - 1
                                                                                                share
                                                                                                Mr Sithra Chandphrom - 1 share
---------------------------------------------------------------------------------------------------------------------------------
TP Holdings         EC No 33665     Bermuda           Clarendon House,     19,098,000 common    Techpac Holdings Limited -
Limited                                               2 Church Street,     shares               19,098,000 common shares
                                                      Hamilton
                                                      HM 11






---------------------------------------------------------------------------------------------------------------------------------
Tech Pacific,                       Philippines       17th Floor, Liberty  358,060 preferred    Tech Pacific Asia Limited -
Inc                                                   Center, 104 H.V.     shares               358,060 preferred shares
                                                      dela Costa Street,
                                                      Salcedo Village,
                                                      Makati City

                                                                           25,000 common        Tech Pacific Asia Limited -
                                                                           shares               24,998 common shares
                                                                                                Guy Freeland - 1 common share

                                                                                                Shailendra Gupta - 1 common
                                                                                                share
---------------------------------------------------------------------------------------------------------------------------------
TP Holdings NV      RPR No          Belgium           Terhulpsesteenweg    26,458,037 ordinary  Tech Pacific Holdings SARL -
                    0480.324.303                      166, 1170 Brussel    shares               26,458,036 ordinary shares

                                                                                                Geert Duyck - 1 ordinary share
---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                    Beneficial
                    owners of
                    of shares
                    (if not the
Name of             registered
subsidiary          shareholders)   Directors           Company Secretary
-----------------------------------------------------------------------------





-----------------------------------------------------------------------------
TP Holdings                         Andrew Cummins      Scott H Davis
Limited


                                    Dawn C Griffiths    Michael Ashford
                                    (alternate)         (Assistant secretary)
                                    Percy King
                                    Tonya Marshall
                                    David Ross
                                    Stephen J Rossiter
-----------------------------------------------------------------------------
Tech Pacific,                       Guy Freeland         Alex Erlito S. Fider
Inc




                                    Shailendra Gupta






-----------------------------------------------------------------------------
TP Holdings NV                      Geert Duyck         None

                                    Percy King
------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------




Name of             Registration    Place of
subsidiary          No.             incorporation     Registered office    Issued capital
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
Tech Pacific        136340          India             Gate No 1A, Godrej   15,780,007 equity
(India) Ltd                                           Industrial Complex,  shares
                                                      Phirojshanagar,
                                                      Eastern Express
                                                      Highway, Vikhroli
                                                      (East), Mumbai













------------------------------------------------------------------------------------------------
Surijami            24957           India             Maker Bhavan No 2,   91,449,998 equity
Investment and                                        5th Floor, New       shares
Trading Company                                       Marine Lines,
Ltd                                                   Mumbai 400 020
------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                    Beneficial
                                                    owners of
                                                    of shares
                                                    (if not the
Name of             Registered                      registered
subsidiary          shareholders                    shareholders)   Directors           Company Secretary
----------------------------------------------------------------------------------------------------------
                                                                    Andrew Cummins
                                                                    David Ross

----------------------------------------------------------------------------------------------------------
Tech Pacific        Techpac Mauritius Limited  -                    Mr Krishnan         Mr Sudhakar Shetty
(India) Ltd         15,780,000 equity shares                        Jaishankar




                    Shailendra Gupta - 1 equity                     Mr Dipak N Ashar
                    share

                    Jaishankar Krishnan - 1                         Mr Shailendra Gupta
                    equity share

                    Dipak Ashar - 1 equity share                    Mr Guy Anthony
                                                                    Freeland
                    K Venkat - 1 equity share
                    Sanjay Achawal - 1 equity
                    share

                    Mitradutta Mohapatra - 1
                    equity share
                    Aloysius Fernandes - 1 equity
                    share
----------------------------------------------------------------------------------------------------------
Surijami            Tech Pacific Mauritius                          Mr Jamnadas V       None
Investment and      Limited - 35,699,998 equity                     Thakkar
Trading Company     shares
Ltd
----------------------------------------------------------------------------------------------------------


                                                                                                        85

------------------------------------------------------------------------------------------------




Name of             Registration    Place of
subsidiary          No.             incorporation     Registered office    Issued capital
------------------------------------------------------------------------------------------------









------------------------------------------------------------------------------------------------
Tech Pacific        1306735         New Zealand       231-233 Bush Road,   14,815,061 shares
Holdings (NZ)                                         Albany, Auckland
Limited



------------------------------------------------------------------------------------------------
Tech Pacific        204636          New Zealand       231-233 Bush Road,   4,009,064 ordinary
(NZ) Limited                                          North Harbour        shares
                                                      Industrial Estate,
                                                      Albany, Auckland



------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                    Beneficial
                                                    owners of
                                                    of shares
                                                    (if not the
Name of             Registered                      registered
subsidiary          shareholders                    shareholders)   Directors           Company Secretary
----------------------------------------------------------------------------------------------------------
                    Techpac Mauritius                               Mr Bijesh J Thakkar
                    Limited - 55,750,000
                    equity shares
                    Techpac Mauritius                               Mr Krishnan
                    Limited -  13,000                               Jaishankar
                    preference shares                               Shailendra Gupta

                                                                    Guy Freeland
----------------------------------------------------------------------------------------------------------
Tech Pacific        Techpac Holdings                                Anthony Butler        None
Holdings (NZ)       Limited - 14,815,061
Limited             ordinary shares
                                                                    Guy Anthony Freeland
                                                                    Shailendra Gupta
                                                                    Vivienne Larsen
----------------------------------------------------------------------------------------------------------
Tech Pacific        Tech Pacific                                    Anthony Butler        None
(NZ) Limited        Holdings (NZ)
                    Limited - 4,009,064
                    ordinary shares
                                                                    Guy Anthony Freeland
                                                                    Shailendra Gupta
                                                                    Vivienne Larsen
----------------------------------------------------------------------------------------------------------


                                                                                                        86

------------------------------------------------------------------------------------------------




Name of             Registration    Place of
subsidiary          No.             incorporation     Registered office    Issued capital
------------------------------------------------------------------------------------------------
Imagineering        456472          New Zealand       231-233 Bush         400 ordinary shares
New Zealand                                           Road, North
Limited                                               Harbour
                                                      Industrial Estate,
                                                      Albany, Auckland


------------------------------------------------------------------------------------------------
First Tech          155717-X        Malaysia          Level 11-2, Faber    1,350,000 ordinary
Pacific                                               Imperial Court,      shares
Distribution                                          Jalan Sultan Ismail,
Sdn Bhd                                               50250 Kuala
                                                      Lumpur, Malaysia




------------------------------------------------------------------------------------------------
Tech Pacific        149001           Hong Kong        28/F, Millennium     4 income shares
(HK) Limited                                          City, 378 Kwun
                                                      Tong Road,
                                                      Kwun Tong,
                                                      Kowloon,
                                                      Hong Kong
                                                                           120,000 ordinary
                                                                           shares









--------------------------------------------------------------------------------------------------------------
                                                    Beneficial
                                                    owners of
                                                    of shares
                                                    (if not the
Name of             Registered                      registered
subsidiary          shareholders                    shareholders)   Directors             Company Secretary
--------------------------------------------------------------------------------------------------------------
Imagineering        Tech Pacific (NZ)                               Anthony Butler        None
New Zealand         Limited - 400
Limited             ordinary  shares


                                                                    Guy Anthony Freeland
                                                                    Shailendra Gupta
--------------------------------------------------------------------------------------------------------------
First Tech          Tech Pacific Asia Ltd -                         Ng Choon Chuat        Lim Seck Wah
Pacific             1,350,000 ordinary shares
Distribution
Sdn Bhd

                                                                    Chan Jenn Yaw         M Chandrasegaran A/l
                                                                                          S. Murugasu
                                                                    Guy Anthony Freeland
                                                                    Shailendra Gupta
--------------------------------------------------------------------------------------------------------------
Tech Pacific        Tech Pacific Asia                               Shailendra Gupta      Michael Kim Ming Lee
(HK) Limited        Limited - 4 income
                    shares


                    Graham Pickles -               Share held by    Michael Kim Ming Lee
                    1 ordinary share               Graham Pickles
                                                   held on trust
                                                   for Tech Pacific
                                                   Asia Limited

                    Tech Pacific Asia                               Guy Anthony Freeland
                    Limited - 119,999
                    ordinary shares

                                                                                                            87

-----------------------------------------------------------------------------------------------




Name of             Registration    Place of
subsidiary          No.             incorporation     Registered office    Issued capital
-----------------------------------------------------------------------------------------------
                                                                           6,660,000 redeemable
                                                                           preference shares


-----------------------------------------------------------------------------------------------
Tech Pacific        166099          Hong Kong         28/F, Bank of East   2,634,716 ordinary
Limited                                               Asia                 shares
                                                      Harbour View
                                                      Centre,
                                                      56 Gloucester Road,
                                                      Wanchai,
                                                      Hong Kong









-----------------------------------------------------------------------------------------------
Tech Pacific        200101113W      Singapore         438B Alexandra       45,272 ordinary
(India) Exports                                       Road, #01-05/08,     shares
Pte Ltd                                               Singapore,
                                                      119968




-----------------------------------------------------------------------------------------------
Tech Pacific        198501366W      Singapore         438B Alexandra       7,967,000
(Singapore) Ltd                                       Road, #01-05/08,     preference shares
                                                      Singapore,
                                                      119968

                                                                           100,000 ordinary
                                                                           shares

-------------------------------------------------------------------------------------------------------------
                                                    Beneficial
                                                    owners of
                                                    of shares
                                                    (if not the
Name of             Registered                      registered
subsidiary          shareholders                    shareholders)   Directors             Company Secretary
-------------------------------------------------------------------------------------------------------------
                    Tech Pacific Asia                               Man Lung Lee
                    Limited -
                    6,660,000 redeemable
                    preference shares
-------------------------------------------------------------------------------------------------------------
Tech Pacific        Tech Pacific                                    Shailendra Gupta     Michael Kim Ming Lee
Limited             Asia Limited -
                    2,634,715 ordinary
                    shares



                    Graham Pickles -                Share held by   Michael Kim Ming Lee
                    1 ordinary share                Graham Pickles
                                                    held on trust for
                                                    Tech Pacific Asia
                                                    Limited

                                                                    Guy Anthony Freeland

                                                                    Man Lung Lee
-------------------------------------------------------------------------------------------------------------
Tech Pacific        Tech Pacific (India)                            Ramanadhan Krishnan   Lawrence Kwan
(India) Exports     Limited -
Pte Ltd             45,272 ordinary
                    shares
                                                                    Shailendra Gupta
                                                                    Guy Anthony Freeland

                                                                    Wong Chee Khuen
-------------------------------------------------------------------------------------------------------------
Tech Pacific        Tech Pacific Asia                               Shailendra Gupta      Wong Chee Khuen
(Singapore) Ltd     Limited -
                    7,967,000 preference
                     shares

                    Tech Pacific Asia Limited -                     Guy Anthony Freeland
                    100,000 ordinary shares


                                                                                                           88

-----------------------------------------------------------------------------------------------




Name of             Registration    Place of
subsidiary          No.             incorporation     Registered office    Issued capital
-----------------------------------------------------------------------------------------------
Tech Pacific        200108223Z      Singapore         438B Alexandra       2 ordinary shares
Holdings Pte                                          Road, #01-05/08,
Limited                                               Singapore,
                                                      119968

-----------------------------------------------------------------------------------------------
Tech Pacific        199900151E      Singapore         438B Alexandra       2 ordinary shares
Logistics Pte                                         Road, #01-05/08,
Ltd                                                   Singapore,
                                                      119968
-----------------------------------------------------------------------------------------------
Tech Pacific        IBC No 81309    British Virgin    PO Box 71,           27,528 ordinary
Asia Limited                        Islands           Craigmuir Chambers,  shares
                                                      Road Town, Tortola,
                                                      British
                                                      Virgin Islands








----------------------------------------------------------------------------------------------------------
                                                   Beneficial
                                                   owners of
                                                   of shares
                                                   (if not the
Name of            Registered                      registered
subsidiary         shareholders                    shareholders)   Directors             Company Secretary
----------------------------------------------------------------------------------------------------------
                                                                   Wong Chee Khuen
----------------------------------------------------------------------------------------------------------
Tech Pacific       Tech Pacific Asia                               Shailendra Gupta      Wong Chee Khuen
Holdings Pte       Limited -
Limited            2 ordinary shares

                                                                   Guy Anthony Freeland
----------------------------------------------------------------------------------------------------------
Tech Pacific       Tech Pacific Asia                               Shailendra Gupta      Wong Chee Khuen
Logistics Pte      Limited -
Ltd                2 ordinary shares

                                                                   Guy Anthony Freeland
----------------------------------------------------------------------------------------------------------
Tech Pacific       Techpac Holdings                                Elaine N Christaans   None
Asia Limited       Limited -
                   27,528 ordinary
                   shares


                                                                   F Lawrence Dickt

                                                                   Guy Anthony Freeland


                                                                   Shailendra Narendra
                                                                   Gupta

                                                                                                        89

------------------------------------------------------------------------------------------------




Name of             Registration    Place of
subsidiary          No.             incorporation     Registered office    Issued capital
------------------------------------------------------------------------------------------------
Tech Pacific        B 94066         Luxembourg        31-33 Boulevard du   58,321 ordinary
Holdings SARL                                         Prince Henri,        shares
                                                      L-1724 Luxembourg

                                                                           400,000 A class
                                                                           preference shares




                                                                           600,000 B class
                                                                           preference shares




------------------------------------------------------------------------------------------------
Tech Pacific        15757/2326      Mauritius         10 Frere Felix       2 ordinary shares
Mauritius                                             De Valois Street,
Limited                                               Port Louis,
                                                      Mauritius





------------------------------------------------------------------------------------------------
Techpac             23537/5388      Mauritius         10 Frere Felix       20,189,162 ordinary
Mauritius                                             De Valois Street,    shares
Limited                                               Port Louis,
                                                      Mauritius





------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                   Beneficial
                                                   owners of
                                                   of shares
                                                   (if not the
Name of             Registered                      registered
subsidiary          shareholders                   shareholders)    Directors             Company Secretary
--------------------------------------------------------------------------------------------------------------
Tech Pacific        Techpac Holdings                                Stef Oostvogels       None
Holdings SARL       Limited - 58321
                    ordinary shares

                    Techpac Holdings                                Delphine Tempe
                    Limited - 400,000 A
                    class preference
                    shares


                    Techpac Holdings                                Percy King
                    Limited - 600,000 B
                    class preference
                    shares
                                                                    David Ross
                                                                    Andrew Cummins
--------------------------------------------------------------------------------------------------------------
Tech Pacific        Tech Pacific Asia Limited - 2                   Guy Anthony Freeland  Multiconsult Ltd
Mauritius           ordinary shares
Limited

                                                                    Shailendra Gupta

                                                                    Marie Joseph
                                                                    Raymond Lamusse

                                                                    Marie Joseph Louis
                                                                    Couacaud
--------------------------------------------------------------------------------------------------------------
Techpac             Tech Pacific Asia Limited -                     Guy Anthony Freeland  Multiconsult Ltd
Mauritius           20,189,162 ordinary shares
Limited

                                                                    Shailendra Gupta

                                                                    Marie Joseph Raymond
                                                                    Lamusse

                                                                    Marie Joseph Louis
                                                                    Couacaud
--------------------------------------------------------------------------------------------------------------

                                                                                                            90

Project Phoenix - Share Sale Agreement

Schedule 5 - Warranties
--------------------------------------------------------------------------------


1           Shares

1.1         Proportion of capital

            The Shares comprise all of the issued capital of the Company and are fully paid with no money owing in respect of them.

1.2         Issued shares

            All of the issued shares in the capital of the Company are validly allotted and issued in compliance with the Company's Constitution and any law or regulation to which the Company is subject and were not allotted or issued or transferred in breach of any:

            (a) pre-emptive or similar rights of any person; or

            (b) contract which is binding on the Company.

1.3         Title

            The Seller is the registered and beneficial owner of the Shares.

1.4         No Encumbrances

            There are no Encumbrances over the Shares and there is no agreement to give or create any Encumbrance over the Shares.

1.5         No restriction

            There is no restriction on the transfer of the Shares to the Buyer on the terms of this agreement.

1.6         Consents

            The Seller has obtained all consents (including consent of the other shareholders) necessary to enable it to transfer the Shares to the Buyer except for consent of the directors of the Company to the registration of the transfer of the Shares.

1.7         No obligation to issue other Securities

            The Company is not under any obligation, whether or not subject to any condition, to:

            (a) issue, allot, grant, create, sell, transfer or otherwise dispose of any Securities including Securities convertible into shares in the Company;

            (b) enter into any agreement in respect of the rights to vote which are conferred in respect of any Securities; or

            (c) grant any warrant, option or right of first refusal or offer in respect of any Securities.

1.8         Agreements in relation to the Shares

            There are no agreements, options, arrangements or understandings in place in relation to the Shares to which the Company is a party or is subject or by which it is bound (including any shareholders' agreement, voting trust, proxy or other agreement or understanding relating to the Shares) to which the Company will after Completion be a party, subject or bound in any way.

--------------------------------------------------------------------------------
2           Power and authority

2.1         Authority

            The Seller has taken all action which is necessary to authorise the entry into and performance of its obligations under this agreement.

2.2         Power

            The Seller has the power, without any further consent of any other person, to enter into and perform its obligations under this agreement.

2.3         Binding obligations

            This agreement constitutes legal, valid and binding obligations of the Seller, enforceable against it in accordance with its terms.

2.4         No consequential breach

            The execution, delivery and performance by the Seller of this Agreement does not and will not result in a breach of or default under:

            (a) any provision of the constitution of any Seller;

            (b) any term or provision of any security arrangement to which any
                Seller is a party or is subject or by which it is bound; or

            (c) any law, judgement, writ, order or injunction, rule or regulation to which any Seller is a party or is subject or by which it is bound.

2.5         No insolvency events

            (a) No meeting has been convened, resolution proposed, petition presented or order made for the winding up of the Seller.

            (b) No receiver, receiver and manager, provisional liquidator, liquidator or other officer of the court has been appointed in relation to all or any of the Shares of the Seller.

            (c) No mortgagee or chargee has taken, attempted or indicated an intention to exercise its rights under any security over the Shares of the Seller of which the Seller is the mortgagor or charger.

            (d) The Seller is not Insolvent.

--------------------------------------------------------------------------------
3           Target Group

3.1         Schedules

            The information in Schedule 2 ("Shares") and Schedule 4 ("Company and Subsidiaries") is complete, accurate and up-to-date.

3.2         Incorporation

            Each Group Company is validly incorporated and subsisting in accordance with all applicable laws.

3.3         Power and authority

            Each Material Operating Subsidiary and the Company has full corporate power and authority to own their respective assets and businesses and to carry on their respective businesses as now conducted.

3.4         No insolvency events

            No:

            (a) meeting has been convened, resolution proposed, petition presented or order made for the winding up of any Group Company;

            (b) receiver, receiver and manager, provisional liquidator, liquidator or other officer of the court has been appointed in relation to all or any material asset of any Group Company;

            (c) mortgagee or chargee has taken, or so far as the Seller is aware, attempted or indicated an intention to exercise its rights under any security of which any Group Company is the mortgagor or chargor; and

            (d) Group Company is Insolvent.

3.5         Proportion of capital

            The shares in each Subsidiary (as shown in Schedule 4 ("Company and Subsidiaries")) comprise all of the issued capital of the relevant Subsidiary and are fully paid with no money owing in respect of them.

3.6         Issued Shares

            All of the issued shares in the capital of each Subsidiary (as shown in Schedule 4 ("Company and Subsidiaries")) are validly allotted and issued in compliance with the Subsidiary's Constitution and any law or regulation to which the Subsidiary is subject and were not allotted or issued or transferred in breach of any:

            (a) pre-emptive or similar rights of any person; or

            (b) contract which is binding on the relevant Subsidiary.

3.7         Title

            Each Group Company which is shown in Schedule 4 ("Company and Subsidiaries") as holding shares in another Group Company is the registered and beneficial owner of those shares free of any Encumbrance and there is no agreement to give or create any Encumbrance over the relevant shares.

3.8         No obligation to issue other Securities

            None of the Subsidiaries is under any obligation, whether or not subject to any condition, to:

            (a) issue, allot, grant, create, sell, transfer or otherwise dispose of any Securities including Securities convertible into shares in the relevant Subsidiary;

            (b) enter into any agreement in respect of the rights to vote which are conferred in respect of any Securities; or

            (c) grant any warrant, option or right of first refusal or offer in respect of any Securities.

3.9         Agreements in relation to the shares

            So far as the Seller is aware, there are no agreements, options, arrangements or understandings in place in relation to the shares in any Subsidiary to which the Subsidiary is a party or is subject or by which it is bound (including any shareholders' agreement, voting trust, proxy or other agreement or understanding relating to the relevant shares).

--------------------------------------------------------------------------------
4        Accounts

4.1         Audited Accounts

            (a) The Audited Accounts were prepared in accordance with Australian
                Accounting Standards applied on a consistent basis and on the presumption that the Group continues as a going concern under ownership of the Seller in the ordinary course.

            (b) The Seller is not aware of any matter that would cause the
                Seller to believe the Audited Accounts did not present a true and fair view of:

                (i) the statement of financial position;

               (ii) the statement of performance; and

              (iii) the statement of cash flows,

                of the Group for the relevant period.

            (c) The Audited Accounts for each period were prepared on a consistent basis with each other.

4.2         Position since 30 June 2004

            So far as the Seller is aware, since 30 June 2004:

            (a) each of the Group Companies have conducted their business in the ordinary course and have not entered into any material contracts or arrangements except in the ordinary course of business;

            (b) none of the Group Companies have disposed of any of their material assets or acquired any material assets except in the ordinary course of business;

            (c) none of the Group Companies have incurred material liabilities except in the ordinary course of business;

            (d) there has not been any material adverse change affecting the
                Business as a whole, the assets of the Group taken as a whole or the financial position of the Group taken as a whole;

            (e) no dividends, bonus issues or other distributions have been declared or made and no repayments of shareholders' loans or capital reductions, or payments of fees (except for payments of fees made in the ordinary course of business) have been made, to a Seller by a Group Company (except for movements in or forgiveness of intercompany balances ancillary to the transactions contemplated by this document);

            (f) none of the Group Companies have granted any Encumbrance over any of their material assets except in the ordinary course of business; and

            (g) no loans have been made by the Group Companies to employees, nor have any advances or loan money been accepted from any employees except for bonuses paid in the ordinary course of business.

4.3         Vendor claims

            (a) So far as the Seller is aware, all liabilities for customer rebates, discounts, returns, co-operative advertising, price protection and other sales incentive or marketing programs arising from sales recognised prior to the respective balance sheet dates are, on balance, materially reflected in the Audited Accounts.

            (b) So far as the Seller is aware, after allowance for provisions in the Audited Accounts, all vendor claims receivable or reductions of vendor accounts payable for amounts due from vendors as recorded in the Audited Accounts that are material to the Group as a whole are valid and recoverable claims approved by the vendor and there are no material disputes in relation to those Claims.

--------------------------------------------------------------------------------
5           Title to Assets

5.1         Assets

            The material assets used in the businesses of the Group Companies are:

            (a) the property of a Group Company or in the possession of a Group
                Company under a finance or operating lease; and

            (b) used solely by a Group Company.

5.2         Encumbrances

            No Encumbrance or other third party interests or rights exist over any of the material assets of a Group Company other than the Permitted Encumbrances.

--------------------------------------------------------------------------------
6           Tangible Assets

            All of the material tangible assets of the Group Companies (including Inventory), are in good repair and working condition, having regard to their age and conform with all applicable descriptions, specifications and standards relevant to their use.

--------------------------------------------------------------------------------
7           Properties

            Details of all material documentation pursuant to which material Premises are owned, leased, used or occupied by the Group Companies have been provided to the Buyer in the Data Room Documentation.

--------------------------------------------------------------------------------
8           Intellectual Property Rights

8.1         Ownership

            So far as the Seller is aware, all intellectual property rights used in the businesses of each Group Company are valid and subsisting and the Group Companies either own or have a lawful right to use them.

8.2         No third party rights

            So far as the Seller is aware, no person other than the Group Companies has a right to an intellectual property right used in the businesses of the Group Companies, or may benefit from it.

8.3         No infringement

            So far as the Seller is aware, the intellectual property rights used in the businesses of the Group Companies and material to the conduct by the Material Operating Subsidiaries of their businesses do not infringe against any industrial or intellectual or other property right of any other person or is to the knowledge of the Seller alleged to be, in breach of an obligation of confidence owed to any third party to the extent that such infringement or breach would have a material adverse effect on that Material Operating Subsidiary.

--------------------------------------------------------------------------------
9           Litigation

9.1         Material litigation

            There is no material prosecution, litigation, arbitration, proceeding or so far as the Seller is aware, investigation affecting any of the Group Companies, the assets of them or the Properties that:

            (a) is current; or

            (b) is pending or threatened in writing.

9.2         No facts giving rise to litigation

            So far as the Seller is aware, there are no facts or circumstances which are likely to give rise to any prosecution, litigation or proceeding involving any of the Group Companies which would be material to the relevant Group Company.

9.3         No unsatisfied judgments

            There are no unsatisfied judgments, awards, claims or demands against any of the Group Companies.

--------------------------------------------------------------------------------
10          Records

10.1        Constitution

            There are accurate and up-to-date copies of the Constitutions of each of the Group Companies in the Data Room Documentation.

10.2        Registers

            None of the Group Companies has received notice of an application or intended application to rectify the register of members or another register it is required by law to maintain.

-------------------------------------------------------------------------------
11          Taxes and duties

            (a) All Tax Returns required to be lodged with any Revenue Authority or self-assessed with respect to the affairs of the Company and each Group Company for the period up to Completion have been, or prior to Completion will be, duly submitted by the Company and each Group Company to the relevant Revenue Authority, or self-assessed.

            (b) All Taxes under the Tax Law payable by Company and each Group
                Company for the Tax Period up to and including 30 June 2004 and all Tax Periods since 12 June 2003 have been duly assessed (including by self-assessment) and paid or to the extent not paid and if required in conformity with Australian Accounting Standards, appropriate provisions have been made in the 30 June 2004 audited consolidated financial statements of the Company contained in Annexure A.

--------------------------------------------------------------------------------
12          Insurance

12.1        Policies

            So far as the Seller is aware, the Data Room Documentation contains details of all material insurances (including policies of credit insurance) in respect of the assets and businesses of each of the Group Companies, and each of the material insurances (including policies of credit insurance) in respect of the assets and businesses of the Group Companies are fully effective, the premiums have been paid and nothing has been done or omitted to be done which would make any of them void, voidable or unenforceable.

12.2        Adequacy

            So far as the Seller is aware, each of the Material Operating Subsidiaries have valid insurance cover in respect of their material assets and employees and at all material times have had valid insurance:

            (a) against all risks normally insured against by companies carrying on similar businesses or having similar assets (including policies of credit insurance);

            (b) for the full amount required by law;

            (c) for the full replacement value of its material assets; and

            (d) from a reputable insurer.

12.3        Claims

            There is no claim material to the Group as a whole outstanding under an insurance contract of the Group Companies.

--------------------------------------------------------------------------------
13          Data Room Documentation

13.1        Not deliberately misleading

            So far as the Seller is aware, the Seller does not believe that the Company or the Seller has deliberately included in the Disclosure Letter or the information disclosed in writing to the Buyer during the course of the Due Diligence that is materially misleading or inaccurate.

13.2        No intention to mislead

            So far as the Seller is aware, the Seller does not believe the Disclosure Letter or the information disclosed in writing to the Buyer during the course of the Due Diligence was compiled with the intention of misleading the Buyer.

--------------------------------------------------------------------------------
14          Register of Shares

            None of the Shares are recorded in any register situated in any jurisdiction other than Bermuda.

--------------------------------------------------------------------------------
15          Hagemeyer Contracts and Hagemeyer Disclosure Letter

            So far as the Seller is aware, the Seller does not believe that the Company has released any party from any of its obligations under the Hagemeyer Contracts and Hagemeyer Disclosure Letter.

Project Phoenix - Share Sale Agreement

Schedule 6 - Adjustment Statement

This is the Adjustment Statement for the purposes of the Share Sale Agreement between CVC Capital Partners Asia Pacific LP, Asia Investors LLC and Hagemeyer Caribbean Holding N.V., Ingram Micro Inc. and other parties dated [insert date] 2004 ("Share Sale Agreement").

                                   Estimated     Adjustment
                                         Net      Statement
                                    Tangible           Date
TECHPAC HOLDINGS                      Assets        A$000's
LTD                                 A$000's
---------------------------------------------------------------------------
Inventories                         187,906
Trade receivables                   357,419
Other receivables &
prepayments                          16,569
Current assets                      561,894

Plant and equipment                  10,051
Deferred tax assets                  10,467
Deferred borrowing costs              3,681

---------------------------------------------------------------------------
Non-current assets                   24,199

Intangible Assets                    99,026

---------------------------------------------------------------------------
Total assets                        685,119
---------------------------------------------------------------------------

Trade payables                      262,046
Accrued expenses and
other payables                       54,146
Income tax provision                  4,427
Other provisions                        772
---------------------------------------------------------------------------
Current liabilities                 321,391

Deferred tax liabilities
Other provisions                      1,360
Leases                                   18

---------------------------------------------------------------------------
Non-current liabilities               1,378

Senior Debt
Mezzanine Debt                       30,468
Short term loans                    205,008

                                   Estimated     Adjustment
                                         Net      Statement
                                    Tangible           Date
TECHPAC HOLDINGS                      Assets        A$000's
LTD                                   $000's
---------------------------------------------------------------------------
Westpac Securitisation
Facility
Less Cash at bank                    (40,983)
---------------------------------------------------------------------------
Net Financial Funds                  194,493

---------------------------------------------------------------------------
Total liabilities                    517,262
---------------------------------------------------------------------------

Issued capital                       138,997
Subordinated
shareholders loans                     1,478
Foreign currency
translation reserve                   (7,717)
Retained earnings                     35,099
---------------------------------------------------------------------------
Shareholders equity                  167,857

Liabilities +
Shareholders equity                  685,119
---------------------------------------------------------------------------

Net Assets                           167,857
Less: Intangible Assets              (99,026)
                                    ---------------------------------------
Net Tangible Assets                   68,831
                                    ---------------------------------------


                                                                  A$000's
---------------------------------------------------------------------------
Net Tangible Assets at Adjustment Statement Date                 A$[      ]
---------------------------------------------------------------------------
Less:
Estimated Net Tangible Assets                                    A$ 68,831
---------------------------------------------------------------------------
Adjustment Amount                                                A$[      ]
---------------------------------------------------------------------------

Under clause 5.15 ("Payment of Adjustment Amount") of the Share Sale Agreement, the Adjustment Amount of A$[ ] is payable by the [Seller/Buyer] to the [Buyer/Seller].

Project Phoenix - Share Sale Agreement

Schedule 7 - Adjustment Statement Accounting Policies

--------------------------------------------------------------------------------
1           General

            The Adjustment Statement must be prepared in the same format as that set out in Schedule 6 ("Adjustment Statement") and must be prepared:

            (a) in accordance with the specific accounting policies, standards, principles, procedures, adjustments and method of application of them set out in section 2 of this Schedule;

            (b) to the extent not inconsistent with paragraph (a), in accordance with the accounting policies, standards, principles, procedures and method of application of them used in preparing the Audited Accounts for the six months ended 30 June 2004 consistently applied; and

            (c) to the extent not inconsistent with paragraphs (a) or (b), in accordance with Australian Accounting Standards.

--------------------------------------------------------------------------------
2           Specific items

            To the extent that the following transactions and events are not already taken into account in the preparation of the Adjustment Statement, the following specific adjustments must be made, as required, in the preparation of the Adjustment Statement:

            (a) no write off in deferred borrowing costs as reflected in the accounts for the period ended 30 June 2004 except on account of capitalisation of fresh borrowing costs on new financing facilities entered into and routine amortisation of deferred borrowing costs over the life of existing financing facilities;

            (b) accrual of liability for break fees estimated at A$1,950,000 (or such lesser amount as the Seller Representative may be able to agree with the Mezzanine Lenders) to be incurred in relation to the early repayment of the mezzanine debt (which amount, for the avoidance of doubt, was not included in the calculation of the Estimated Net Tangible Assets);

            (c) the Preference Shares must be classified as part of Issued
                Capital; and

            (d) the item "subordinated shareholder loans" estimated at $1.478 million as at 31 October 2004 must be treated as part of Shareholders Equity and it is acknowledged that they represent equity entitlements of certain Sellers to be paid out of the Purchase Price.

            Any additional specific adjustments to be made to the Adjustment Statement otherwise than as contemplated by this Agreement require the agreement of both the Seller Representative and the Buyer.

Project Phoenix - Share Sale Agreement

Schedule 8 - Auditor's scope of work

Part 1:     Scope of Work

The Auditor must be instructed by the Seller Representative and the Buyer on a basis consistent with the following:


--------------------------------------------------------------------------------
1           Preparation of Adjustment Statement

            The Adjustment Statement is to be prepared by the directors of the Company on the basis set out in this agreement.

--------------------------------------------------------------------------------
2           Audit

            The Auditor is to conduct a completion audit in accordance with Australian GAAS and undertake the key audit work program steps set out below, along with any other steps considered appropriate by the Auditor to provide reasonable assurance as to whether the Adjustment Statement is free of material misstatement and to form the audit opinion set out in the report below.


--------------------------------------------------------------------------------
3           Materiality

            The materiality for the completion audit of the Adjustment Statement is to be set at $4,000,000 supplemented with qualitative considerations.


--------------------------------------------------------------------------------
4           Unadjusted differences

            A schedule of unadjusted differences will be presented to the Seller Representative and the Buyer at the conclusion of the completion audit of the Adjustment Statement. This schedule of unadjusted differences will detail all items with an individual impact in excess of $500,000, together with the sum of all the positive and the sum of all the negative unadjusted differences identified with an individual impact below $500,000.


--------------------------------------------------------------------------------
5           Audit report

            The Auditor is to report to the Seller Representative and the Buyer on the Adjustment Statement in accordance with the timetable set out in this agreement and in the form set out below.

--------------------------------------------------------------------------------
6           Key work program steps

            Stock    existence and      stocktake at Adjustment Statement
                     completeness       Date across all territories

                                        reconciliation of physical inventory
                                        count to costed physical inventory
                                        compilation

                     cut off testing    review stock in transit/returns cut off
                                        at Adjustment Statement Date

                     valuation and      consistency of valuation and stock
                     recoverability     provision methodology with
                                        reference to:

                                        - Adjustment Statement

                                        - Adjustment Statement
                                          Accounting Policies
                                          including landed
                                          cost calculation

                                        - review of stock ageing/usage

                                        - vendor price protection and stock
                                          rotation rights

            Debtors  existence and      positive debtors circularisation (plus
                     completeness       since received testing) of the largest
                                        customer balances and a sample of
                                        significant balances over 60 days past
                                        due at Adjustment Statement Date across
                                        each territory

                                        reconcile sub-ledgers to general
                                        ledgers

                     cut off testing    review invoices/orders/credit notes
                                        cut off at Adjustment Statement Date

                     valuation and      consistency of valuation and debtors
                     recoverability     provision methodology with
                                        reference to:

                                        - Adjustment Statement

                                        - review of debtors ageing

                                        - price support rights with vendors

                                        - customer stock rotation rights

            Other    rebates/           validity of rebates/settlement
                     settlement         discounts accrued, including review
            debtors  discounts          of key vendor incentive programs and
                                        consistency of accrual methodology

                                        test significant vendor program
                                        receivables were appropriately
                                        recorded and in compliance to vendor
                                        terms and conditions

                                        reconcile sub-ledger to aged listing
                                        of vendor programs to general ledger
                                        balance

            Creditor'                   - audit of a sample of key vendor
            accruals and                  statement reconciliations at
            provisions                    Adjustment Statement Date

                                        - purchases cut off testing at
                                          Adjustment Statement Date

                                        - unearned revenue testing

                                        - unrecorded liabilities testing

                                        - audit of provisions for:

                                          - legal or other contingencies

                                          - net tax balances

                                          - employee entitlements including

                                          - annual leave/LSL

                                          - salaries

                                          - bonuses

                                          - restructuring/redundancy
                                            obligations

                                          - warranty claims

                                          - customer rebates

                                          - all other liabilities

                                        - review for off balance sheet/
                                          contingent liabilities and
                                          commitments including open hedge
                                          commitments & derivative positions &
                                          obtaining legal confirmations

            Intercompany                confirmation and reconciliation of all
            balances                    intercompany (Group Company, Seller or
                                        related bodies corporate) balances and
                                        related party transactions and
                                        commitments

            Fixed assets                confirm appropriate treatment of
                                        capital expenditure and consistency
                                        with the Adjustment Statement
                                        Accounting Policies

                                        agree sub-ledger to general ledger

                                        test significant capital expenditures
                                        since June 30 2004

                                        review proper amortisation

                                        verify existence for sample of larger
                                        assets

                                        review for material capex commitments

            Cash                        confirm cash balances with financial
                                        institutions

                                        test bank reconciliations for propriety

                                        review cash cut-off

            Borrowings                  positive confirmation of balance, terms
                                        and conditions (and security) of all
                                        external debt balances and facilities
                                        at Adjustment Statement Date including
                                        finance leases, letters of credit and
                                        bills of exchange

            Other current assets        test validity review valuation and
                                        collectability

Part 2: Audit report


--------------------------------------------------------------------------------
1           Completion Audit Report

            Independent Audit Report to the Directors of each of CVC Capital Partners Asia Pacific LP, Asia Investors LLC and Hagemeyer Caribbean Holding NV ("Seller Representative") and [insert full name of Buyer] ("Buyer").

--------------------------------------------------------------------------------
 2          Scope

            In accordance with clause 5 of the Share Sale Agreement dated [insert date] 2004 between the Seller Representative, the Buyer and others ("Agreement"), we have performed an audit of the Adjustment Statement (as defined in the Agreement), being a special purpose consolidated financial report of the Group as at the Adjustment Statement Date (as defined in the Agreement), attached as Annexure
            A. The Adjustment Statement has been prepared by the Group in accordance with clauses 5.5 and 5.6 of the Agreement, which requires the Adjustment Statement to be prepared in accordance with the Adjustment Statement Accounting Policies set out in Schedule 7 to the Agreement.

            The directors of Techpac Holdings Limited ("Company") are responsible for the preparation and presentation of the Adjustment Statement and have determined that the accounting policies used are consistent with the Adjustment Statement Accounting Policies set out in Schedule 7 to the Agreement. The directors of the Company have determined that the accounting policies used are appropriate to meet the requirements of the Agreement and are appropriate to meet the needs of the users of the Adjustment Statement, being the parties to the Agreement. No opinion is expressed as to whether the accounting policies used, and described in Schedule 7 to the Agreement, are appropriate to meet the needs of the parties to the Agreement.

            The Adjustment Statement and our audit report thereon have been prepared solely for the purpose of fulfilling the financial reporting requirements set out in the Agreement in relation to the proposed sale of the Company to the Buyer. We disclaim any assumption of responsibility for any reliance on this audit report or on the Adjustment Statement to which it relates to any person other than the Seller Representative and the Buyer without our express written approval, and we deny any liability to any third party not entitled to rely on our report.

            Our audit has been conducted in accordance with Australian GAAS. Our procedures included examination, on a test basis, of evidence supporting the amounts and other disclosures in the Adjustment Statement, and the evaluation of significant accounting estimates. These procedures have been undertaken to form an opinion as to whether, in all material respects, the Adjustment Statement is presented fairly in accordance with the Adjustment Statement Accounting Policies set out in Schedule 7 to the Agreement.

            The audit opinion expressed in this report has been formed on the above basis.

            Words and expressions defined in the Agreement have the same meaning when used in this report.


--------------------------------------------------------------------------------
3           Audit opinion

            In our opinion the Adjustment Statement presents fairly the Group's financial position as at the Adjustment Statement Date in accordance with the

            Adjustment Statement Accounting Policies set out in Schedule 7 to the Agreement.

            [                ]
            Chartered Accountants

            Sydney

            [insert date]

Project Phoenix - Share Sale Agreement

Schedule 9 - Public Register Information

-------------- -------------------------- ------------------------ ---------------------- ------------------------ -----------------
Country          Corporate Searches        Intellectual Property   Real Property Searches   Litigation Searches      Other Searches
                                                Searches
-------------- -------------------------- ------------------------ ---------------------- ------------------------ -----------------
Australia      Australian Securities and  Internet names worldwide New South Wales Land    Federal Court of
               Investments Commission                              and Property            Australia
                                          Australian Trademarks    Information
               New South Wales Department Office
               of Fair Trading or
               equivalent body in each
               state or territory of the                                                   Supreme Court of New
               Commonwealth of Australia:                                                  South Wales
-------------- -------------------------- ------------------------ ---------------------- ------------------------ -----------------
New Zealand    The Companies Office       Intellectual Property    Land Information New    High Court Registry in  Personal Property
                                          Office of New Zealand    Zealand                 Auckland, Wellington    Securities
                                                                                           and Christchurch        Register



                                                                                           New Zealand Court of
                                                                                           Appeal
-------------- -------------------------- ------------------------ ---------------------- ------------------------ -----------------
Belgium        Crossroads Bank for
               Enterprises

               Registry of Commerce
-------------- -------------------------- ------------------------ ---------------------- ------------------------ -----------------


                                                                             110

------------------------------------------------------------------------------------------------------------------------------------
Country          Corporate Searches        Intellectual Property   Real Property Searches   Litigation Searches      Other Searches
                                                Searches
------------------------------------------------------------------------------------------------------------------------------------
Thailand       Department of Commercial   Department of                                    Bankruptcy Court
               Registration, Ministry of  Intellectual Property,
               Commerce                   Ministry of Commerce
------------------------------------------------------------------------------------------------------------------------------------
Philippines    Securities and Exchange    Intellectual Property                            Supreme Court of the
               Commission                 Office                                           Philippines

                                                                                           Court of Appeals

                                                                                           Court of Tax Appeals

                                                                                           National Labor
                                                                                           Relations Commission
------------------------------------------------------------------------------------------------------------------------------------
Malaysia       Companies Commission of    Trade Marks Registry,
               Malaysia                   Intellectual Property
               Jabatan Insolvensi         Corporation of
               Malaysia                   Malaysia
------------------------------------------------------------------------------------------------------------------------------------
India          Registrar of Companies     Trade Marks Registry

                                          Patent & Designs Office

                                           Copyright Registry
------------------------------------------------------------------------------------------------------------------------------------
Mauritius      Registrar of Companies                                                      Supreme Court of
                                                                                           Mauritius
------------------------------------------------------------------------------------------------------------------------------------


                                                                             111

------------------------------------------------------------------------------------------------------------------------------------
Country          Corporate Searches        Intellectual Property   Real Property Searches   Litigation Searches      Other Searches
                                                Searches
------------------------------------------------------------------------------------------------------------------------------------
Luxembourg     Tribunal of Commerce
               Register of Commerce
               and Companies Luxembourg

               (Registre de commerce et
               des Societes Luxembourg)
------------------------------------------------------------------------------------------------------------------------------------
Singapore      Accounting and Corporate   Intellectual Property    Singapore Land          High Court and
               Regulatory Authority       Office of Singapore, as  Authority               Subordinate Courts
                                          well as its website:                             Registers

                                          www.ipos.gov.sg for some                        for companies:
                                          ---------------
                                          online searches
                                                                                           Winding-up, Cause Book,
                                                                                           Writs of Seizure and
                                                                                           Sale, Judicial
                                                                                           Management

                                                                                          for individuals:

                                                                                           Bankruptcy, Cause Book,
                                                                                           Writs of Seizure and
                                                                                           Sale
------------------------------------------------------------------------------------------------------------------------------------
Hong Kong      Companies Registry         Trade Marks Registry     Land Registry and New   TARGET On-Line          Official
                                                                   Territories Land        Financial Limited       Receiver's Office
                                                                   Registries
------------------------------------------------------------------------------------------------------------------------------------
British Virgin British Virgin Islands                                                      British Virgin Islands
Islands        Companies Registry                                                          High Court Registry
------------------------------------------------------------------------------------------------------------------------------------


                                                                             112

------------------------------------------------------------------------------------------------------------------------------------
Country          Corporate Searches        Intellectual Property   Real Property Searches   Litigation Searches      Other Searches
                                                Searches
------------------------------------------------------------------------------------------------------------------------------------
Bermuda        Register of Companies                                                       Supreme Court of
                                                                                           Bermuda Causes Register
               Register of Charges
------------------------------------------------------------------------------------------------------------------------------------

Project Phoenix - Share Sale Agreement

Signing page


DATED: September 26, 2004

SIGNED by                          )
as attorney for CVC CAPITAL        )
PARTNERS ASIA PACIFIC LP           )
under power of attorney dated      )
          in the presence of:      )
                                   )
                                   )
/s/ Adrienne Showering             )
-------------------------------    )   /s/ Richard Mazzochi
Signature of witness               )   ----------------------------------------
ADRIENNE SHOWERING                 )   By executing this agreement the
------------------------------     )   attorney states that the attorney has
Name of witness (block letters)    )   received no notice of revocation of
                                   )   the power of attorney


SIGNED by                          )
as attorney for ASIA INVESTORS     )
LLC under power of attorney dated  )
                  in the presence  )
of:                                )
                                   )
                                   )
/s/ Adrienne Showering             )
-------------------------------    )   /s/ Richard Mazzochi
Signature of witness               )   ----------------------------------------
ADRIENNE SHOWERING                 )   By executing this agreement the
------------------------------     )   attorney states that the attorney has
Name of witness (block letters)    )   received no notice of revocation of
                                   )   the power of attorney


SIGNED by                          )
as attorney for HAGEMEYER          )
CARIBBEAN HOLDING NV under         )
power of attorney dated            )
            in the presence of:    )
                                   )
                                   )
/s/ Adrienne Showering             )
-------------------------------    )   /s/ Richard Mazzochi
Signature of witness               )   ----------------------------------------
ADRIENNE SHOWERING                 )   By executing this agreement the
------------------------------     )   attorney states that the attorney has
Name of witness (block letters)    )   received no notice of revocation of
                                   )   the power of attorney

SIGNED by                          )
as attorney for each of the        )
Management Sellers in the presence )
of:                                )
                                   )
                                   )
/s/ Adrienne Showering             )
-------------------------------    )   /s/ Richard Mazzochi
Signature of witness               )   ----------------------------------------
                                   )   By executing this agreement the
ADRIENNE SHOWERING                 )   attorney states that the attorney has
------------------------------     )   received no notice of revocation of
Name of witness (block letters)    )   the power of attorney


SIGNED by INGRAM MICRO             )
ASIA HOLDINGS INC. by              )
                                   )   /s/ Kay D. Leyba
                                   )   ----------------------------------------
                                   )   By executing this agreement the
                                   )   signatory warrants that the signatory
                                   )   is duly authorised to execute this
                                   )   agreement on behalf of
                                   )   INGRAM MICRO ASIA HOLDINGS INC.
                                   )
                                   )   Kay D. Leyba
                                   )   ----------------------------------------
                                   )   Name of signatory

                                       Assistant Treasurer
                                       ----------------------------------------
                                       Position held


SIGNED by INGRAM MICRO             )
INC. by                            )   /s/ Kevin Murai
                                   )   ----------------------------------------
                                   )   By executing this agreement the
                                   )   signatory warrants that the signatory
                                   )   is duly authorised to execute this
                                   )   agreement on behalf of INGRAM MICRO INC.
                                   )
                                   )   Kevin Murai
                                   )   ----------------------------------------
                                       Name of signatory

                                       Assistant Treasurer
                                       ----------------------------------------
                                       Position held